     Annuity Service Office                                  Mailing Address
     116 Huntington Avenue                                 Post Office Box 9230
     Boston, Massachusetts 02116                           Boston, Massachusetts
    (617) 266-6004                                             02205-9230
    (800) 344-1029

--------------------------------------------------------------------------------
  THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                       OF

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

                      FLEXIBLE PAYMENT DEFERRED COMBINATION
                    FIXED AND VARIABLE GROUP ANNUITY CONTRACT
                                NON-PARTICIPATING

         This Prospectus describes a flexible purchase payment deferred combination fixed and variable group annuity contract (the "contract") issued by The Manufacturers Life Insurance Company of North America, formerly North American Security Life Insurance Company (the "Company"), a stock life insurance company, the ultimate parent of which is The Manufacturers Life Insurance Company ("Manulife"). The contract is designed for use in connection with retirement plans which may or may not qualify for special Federal income tax treatment. Prior to February, 1995, the Company issued a class of variable annuity contract which is no longer being issued but under which purchase payments may continue to be made ("prior contract" or "Ven 8 contracts"), which were sold during the period from September, 1992 until February, 1995. This Prospectus principally describes the contract but also describes the Ven 8 contracts. The principal differences between the contract offered by this Prospectus and the Ven 8 contract relate to the investment options available under the contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the contracts, the charges made by the Company and the death benefit provisions (see "Appendix D Prior Contracts").


         The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. The contract offers forty investment options: thirty-five variable and five fixed. The variable portion of the contract value and annuity payments, if selected on a variable basis, will vary according to the investment performance of the sub-accounts of The Manufacturers Life Insurance Company of North America Separate Account A, formerly NASL Variable Account (the "Variable Account"). The Variable Account is a separate account established by the Company. Purchase payments and earnings on those purchase payments may be allocated to and transferred among one or more of thirty-five sub-accounts of the Variable Account. The assets of each sub-account are invested in shares of Manufacturers Investment Trust, formerly NASL Series Trust (the "Trust"), a mutual fund having an investment portfolio for each sub-account of the Variable Account (see the accompanying prospectus of the Trust). Fixed contract values may be accumulated under one, three, five and seven year fixed account investment options and, in states where approved, a dollar cost averaging fixed investment option. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

         Additional information about the variable portion of the contract and Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing the Company at the above address or telephoning (800) 344-1029. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The table of contents for the Statement of Additional Information is included on page 48 of this Prospectus.

         SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT AND CERTIFICATE THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The date of this Prospectus is May 1, 1998.



V22/23.PRO598

                                TABLE OF CONTENTS


SPECIAL TERMS ...................................................................3
SUMMARY .........................................................................5
TABLE OF ACCUMULATION UNIT VALUES ..............................................12
GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY
OF NORTH AMERICA, THE MANUFACTURERS
LIFE INSURANCE COMPANY OF NORTH
AMERICA SEPARATE ACCOUNT A AND MANUFACTURERS INVESTMENT TRUST...................15
     The Manufacturers Life Insurance Company of North America..................15
     The Manufacturers Life Insurance Company of North America Separate Account
     A And
     Manufacturers Investment Trust ............................................15
DESCRIPTION OF THE CONTRACT ....................................................20
   ELIGIBLE GROUPS .............................................................20
   ACCUMULATION PROVISIONS .....................................................20
     Purchase Payments .........................................................20
     Accumulation Units ........................................................21
     Value of Accumulation Units ...............................................21
     Net Investment Factor .....................................................21
     Transfers Among Investment Options...................... ..................22
     Maximum Number of Investment Options ......................................22
     Telephone Transactions ....................................................22
     Special Transfer Services - Dollar Cost Averaging..........................22
     Asset Rebalancing Program .................................................23
     Withdrawals ...............................................................23
     Special Withdrawal Services - Income Plan .................................24
     Loans .....................................................................24
     Death Benefit Before Maturity Date ........................................25

    ANNUITY PROVISIONS .........................................................27
     General ...................................................................27
     Annuity Options ...........................................................27
     Determination of Amount of the First Variable
        Annuity Payment ........................................................28
     Annuity Units and the Determination of Subsequent
        Variable Annuity Payments ..............................................28
     Transfers After Maturity Date .............................................28
     Death Benefit On or After Maturity Date....................................29
   OTHER CONTRACT PROVISIONS ...................................................29
     Ten Day Right to Review ...................................................29
     Ownership .................................................................29
     Beneficiary ...............................................................30
     Annuitant .................................................................30
     Modification ..............................................................30
     Discontinuance of New Owners ..............................................30
     Misstatement and Proof of Age, Sex or Survival ............................30

  FIXED ACCOUNT INVESTMENT OPTIONS .............................................31
  GUARANTEED RETIREMENT INCOME PROGRAM..........................................33

CHARGES AND DEDUCTIONS .........................................................35
     Withdrawal Charges ........................................................35
     Reduction or Elimination of Withdrawal Charges ............................36
     Administration Fees .......................................................37
     Reduction or Elimination of Annual

        Administration Fee .....................................................38
     Mortality and Expense Risk Charge .........................................38
     Taxes .....................................................................38

FEDERAL TAX MATTERS ............................................................39
  INTRODUCTION .................................................................39
  THE COMPANY'S TAX STATUS .....................................................39
  TAXATION OF ANNUITIES IN GENERAL .............................................39

     Tax Deferral During Accumulation Period ...................................39
     Taxation of Partial and Full Withdrawals ..................................41

     Taxation of Annuity Payments ..............................................41
     Taxation of Death Benefit Proceeds ........................................41
     Penalty Tax on Premature Distributions ....................................42
     Aggregation of Contracts ..................................................42

  QUALIFIED RETIREMENT PLANS ...................................................42
     Qualified Plan Types ......................................................43
     Direct Rollovers ..........................................................45
 FEDERAL INCOME TAX WITHHOLDING ................................................45
GENERAL MATTERS ................................................................45
     Tax Deferral ..............................................................45
     Performance Data ..........................................................46
     Financial Statements ......................................................46
     Asset Allocation and Timing Services ......................................46
     Restrictions Under the Texas Optional
     Retirement Program ........................................................46
     Distribution of Contracts .................................................46
     Owner Inquiries ...........................................................47
     Confirmation Statements ...................................................47
     Legal Proceedings .........................................................47
     Other Information .........................................................47
     Year 2000 Issues...........................................................47

STATEMENT OF ADDITIONAL INFORMATION-

  TABLE OF CONTENTS ............................................................48

APPENDIX A:  EXAMPLES OF CALCULATION OF

  WITHDRAWAL CHARGE ............................................................49

APPENDIX B:  STATE PREMIUM TAXES ...............................................51

APPENDIX C:  PENNSYLVANIA MAXIMUM

  MATURITY AGE .................................................................52
APPENDIX D:  PRIOR CONTRACTS (VEN 8) ...........................................53

                                  SPECIAL TERMS

         The following terms as used in this Prospectus have the indicated meanings:

         Accumulation Unit - A unit of measure that is used to calculate the value of an owner's variable investment account before the maturity date.

         Annuitant - Any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The "annuitant" is as designated on the certificate specifications page or in the application, unless changed.

         Annuity Option - The method selected by each owner (or as specified in the contract if no selection is made) for annuity payments made by the Company.

         Annuity Service Office - The service office of the Company is P.O. Box 9230, Boston, Massachusetts 02205-9230.

         Annuity Unit - A unit of measure that is used after the maturity date to calculate variable annuity payments.

         Application - The document signed by each owner that serves as his or her application for participation under the contract.

         Beneficiary - The person, persons or entity entitled to the death benefit under the contract upon the death of an owner or, in certain circumstances, the annuitant. If there is a surviving owner, that person will be deemed to be the beneficiary.

         Certificate - The document issued to each owner which summarizes the rights and benefits of the owner under the contract.

         Certificate Anniversary - The anniversary of the certificate date.

         Certificate Date - The date of issue of a certificate under the contract.

         Certificate Year - The period of twelve consecutive months beginning on the certificate date or any anniversary thereof.

         Contingent Beneficiary - The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

         Contract Application - The document signed by the Group Holder that evidences the Group Holder's application for a Contract.

         Contract Value - The total of an owner's investment account values and, if applicable, any amount in the loan account attributable to that owner.

         Debt - Any amounts in an owner's loan account plus any accrued loan interest. The loan provision is available only under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA.

         Due Proof of Death - Due Proof of Death is required upon the death of the owner or annuitant, as applicable. One of the following must be received at the Annuity Service Office within one year of the date of death:

         (a)   A certified copy of a death certificate;
         (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
         (c)   Any other proof satisfactory to us.

Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms by the Company's Annuity Service Office.

         Fixed Annuity - An annuity option with payments which are predetermined and guaranteed as to dollar amount.

         General Account - All the assets of the Company other than assets in separate accounts.

         Group Holder - The person, persons or entity to whom the contract is issued.

         Investment Account - An account established by the Company which represents an owner's interest in an investment option prior to the maturity date.

         Investment Account Value - The value of an owner's investment in an investment account.


         Investment Options - The investment choices available to owners. Currently, there are thirty-five variable and five fixed investment options under the contract.


         Loan Account - The portion of the general account that is used for collateral when a loan is taken by an owner.

         Market Value Charge - A charge that may be assessed if amounts are withdrawn or transferred from the three, five or seven year investment options prior to the end of the interest rate guarantee period.

         Maturity Date - The date on which annuity benefits commence. The maturity date is the date specified on the certificate specifications page and is generally the first day of the month following the later of the annuitant's 85th birthday or the tenth contract anniversary, unless changed. See Appendix D for information on the Maturity Date applicable to certain contracts which are no longer being issued (Ven 8 contracts).

         Net Purchase Payment - The purchase payment paid by or on behalf of an owner less the amount of premium tax, if any.

         Non-Qualified Certificates - Certificates issued under non-qualified Contracts.

         Non-Qualified Contracts - Contracts which are not issued under qualified plans.

         Owner - The person, persons or entity named in a certificate and entitled to all of the ownership rights under the contract not expressly reserved to the group holder. The owner is specified in the application, unless changed. The maximum issue age is 85.

         Portfolio or Trust Portfolio - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor mutual fund.

         Purchase Payment - An amount paid by or on behalf of an owner to the Company as consideration for the benefits provided by the contract.

         Qualified Certificates - Certificates issued under qualified contracts.

         Qualified Contracts - Contracts issued under qualified plans.

         Qualified Plans - Retirement plans which receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code of 1986, as amended.

         Separate Account - A segregated account of the Company that is not commingled with the Company's general assets and obligations.

         Sub-Account(s) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different portfolio.

         Valuation Date - Any date on which the New York Stock Exchange is open for business and the net asset value of a Trust portfolio is determined.

         Valuation Period - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.

         Variable Account - The Variable Account, which is a separate account of the Company.

         Variable Annuity - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.


                                     SUMMARY

         The Contract. The contract offered by this Prospectus is a flexible purchase payment deferred combination fixed and variable group annuity contract. Specific accounts are maintained under the contract for each member of the eligible group participating in the contract as evidenced by the issuance of certificates. The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

         Eligible Groups. The contract may be issued to fund either non-qualified retirement plans or plans qualifying for special income tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as individual retirement accounts and annuities, including Roth IRAs, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "QUALIFIED RETIREMENT PLANS").

         Purchase Payments. Except as noted below, the minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum initial purchase payment is $3,500 if the source of such payment was a direct rollover of an eligible rollover distribution from a qualified plan under Section 401(a) of the Code or a Tax Sheltered Annuity described in Section 403(b) of the Code, all or part of which assets are invested in a group annuity contract issued by The Manufacturers Life Insurance Company (U.S.A.). Purchase payments may be made at any time, except that if a purchase payment would cause the owner's contract value to exceed $1,000,000, or the owner's contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company. The Company may, at its option, cancel a certificate and an owner's participation under a contract at the end of any two consecutive certificate years in which no purchase payments by or on behalf of the owner have been made, if both (i) the total purchase payments made for the certificate, less any withdrawals, are less than $2,000; and (ii) the contract value for the owner at the end of such two year period is less than $2,000. The cancellation of contract privileges may vary in certain states in order to comply with the requirements of insurance laws and regulations in such state (see "PURCHASE PAYMENTS").


         Investment Options. Purchase payments may be allocated among the forty investment options currently available under the contract: thirty-five variable account investment options and five fixed account investment options. Due to current administrative capabilities, a contract owner is limited to a maximum of seventeen investment options (including all fixed account investment options) during the period prior to the maturity date of the contract. The thirty-five variable account investment options are the thirty-five sub-accounts of the Variable Account, a separate account established by the Company. The sub-accounts invest in corresponding portfolios of the Trust: the Pacific Rim Emerging Markets Trust, the Science & Technology Trust, the International Small Cap Trust, the Emerging Growth Trust, the Pilgrim Baxter Growth Trust, the Small/Mid Cap Trust, the International Stock Trust, the Worldwide Growth Trust, the Global Equity Trust, the Small Company Value Trust, the Equity Trust, the Growth Trust, the Quantitative Equity Trust, the Blue Chip Growth Trust, the Real Estate Securities Trust, the Value Trust, the International Growth and Income Trust, the Growth and Income Trust, the Equity-Income Trust, the Balanced Trust, the Aggressive Asset Allocation Trust, the High Yield Trust, the Moderate Asset Allocation Trust, the Conservative Asset Allocation Trust, the Strategic Bond Trust, the Global Government Bond Trust, the Capital Growth Bond Trust, the Investment Quality Bond Trust, the U.S. Government Securities Trust, the Money Market Trust, the Lifestyle Aggressive 1000 Trust, the Lifestyle Growth 820 Trust, the Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust and the Lifestyle Conservative 280 Trust (see the accompanying prospectus of the Trust). The portion of an owner's contract value in the Variable Account and monthly annuity payments, if selected on a variable basis, will reflect the investment performance of the sub-accounts selected (see "THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A"). Purchase payments may also be allocated to the five fixed account investment options: one, three, five and seven year guaranteed investment accounts and, in states where approved, a dollar cost averaging fixed investment account. Under the fixed account investment options, the Company guarantees the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period. The portion of an owner's contract value in the fixed account investment options and monthly annuity payments, if selected on a fixed basis, will reflect such interest and principal guarantees (see "FIXED ACCOUNT INVESTMENT OPTIONS"). Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.

         Transfers. Prior to the maturity date, amounts may be transferred among an owner's variable account investment options and from the owner's variable account investment options to his or her fixed account investment options without charge. In addition, amounts may be transferred prior to the maturity date among the owner's fixed account investment options and from the owner's fixed account investment options to his or her variable account investment options, subject to a one year holding period requirement and a market value charge which may apply to such a transfer (see "FIXED ACCOUNT INVESTMENT OPTIONS"). After the maturity date, transfers are not permitted from variable annuity options to fixed annuity options or from fixed annuity options to variable annuity options. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If, after the transfer the amount remaining in the investment account from which the transfer is made is less than $100, then we will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers (see "TRANSFERS AMONG INVESTMENT OPTIONS" and "TRANSFERS AFTER MATURITY DATE"). Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract (see "SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING").

         Withdrawals. Prior to the earlier of the maturity date or the death of an owner, the owner may withdraw all or a portion of his or her contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the owner's contract value to less than $300, the withdrawal request will be treated as a request to withdraw the owner's entire contract value. A withdrawal charge and an administration fee may be imposed (see "WITHDRAWALS"). A withdrawal may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS"). Withdrawal privileges may also be exercised pursuant to the Company's systematic withdrawal plan service (see "SPECIAL WITHDRAWAL SERVICES - THE INCOME PLAN").

         Loans. The Company offers a loan privilege under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Where available, owners may obtain loans using their contract value as the only security for the loan. The effective cost of a loan is 2% per year of the amount borrowed (see "LOANS").

         Confirmation Statements. Owners will be sent confirmation statements for certain transactions in their account. Owners should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the Company's Annuity Service Office. If the owner fails to notify the Company's Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, the owner will be deemed to have ratified the transaction.

         Death Benefits. The Company will pay the death benefit described below (which, as defined, is net of any debt) to the beneficiary if any owner dies before the maturity date. If there is a surviving owner, that owner will be deemed to be the beneficiary. No death benefit is payable on the death of any annuitant, except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. The death benefit will be determined as of the date on which written notice and proof of death and all required claim forms are received at the Company's Annuity Service Office.

         Certificates Issued Prior to May 1, 1998. If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be determined as follows: During the first certificate year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. During any subsequent certificate year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous certificate year, plus any purchase payments made and less any amounts deducted in connection with partial WITHDRAWALS made by or on behalf of the owner since then.

         If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be the greater of: (a) the contract value or (b) the excess of (i) the sum of all purchase payments made by or on behalf of the owner over (ii) the sum of any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. If any owner dies and the oldest owner had an attained age greater than 80 on the certificate date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits (see "DEATH BENEFIT BEFORE MATURITY DATE"). For certificates issued on or after October 1, 1997, any withdrawal charges applied against the death benefit shall be waived by the Company.

         Certificates Issued On or After May 1, 1998. If any owner dies and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be determined as follows: During the first certificate year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made by or on behalf of the owner, less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. During any subsequent certificate year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous certificate year, plus any purchase payments made by or on behalf of the owner and less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner since then. If any owner dies on or after his or her 81st birthday, the death benefit will be the greater of (a) contract value or (b) the death benefit on the last day of the certificate year ending just prior to the owner's 81st birthday, plus any payments made by or on behalf of the owner, less amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age of 81 years or greater on the certificate date, the death benefit will be the greater of:
(a) the contract value or (b) the excess of (i) the sum of all purchase payments made by or on behalf of the owner over (ii) the sum of any amounts deducted in connection with partial withdrawals made by or on behalf of the owner.

         In the states of Texas and Washington, the death benefit described under "Certificates Issued Prior to May 1, 1998" will continue to apply to certificates issued on or after May 1, 1998.

         If the annuitant dies after the maturity date and annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, the Company will make the remaining guaranteed payments to the beneficiary (see "DEATH BENEFIT ON OR AFTER MATURITY DATE"). See Appendix D for information on death benefit provisions applicable to certain contracts which are no longer being issued (Ven 8 contracts).

         Annuity Payments. The Company offers a variety of fixed and variable annuity options. Periodic annuity payments will begin on the maturity date. The owner selects the maturity date, frequency of payment and annuity option (see "ANNUITY PROVISIONS").

         Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program (the "Income Benefit") guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The Income Benefit is based on the aggregate net purchase payments applied to the certificate, accumulated at interest, minus an adjustment for any partial withdrawals (the "Income Base"). The amount of the monthly annuity payment provided by the Income Benefit is determined by applying the Income Base to the monthly income factors set forth in the Income Benefit Rider. Because the fixed annuity options provided for in the contract are based on the contract value at the time of annuitization, the amount of the monthly payments under such options may exceed the monthly payments provided by the Income Benefit Rider. If the Income Benefit is exercised and the annuity payment available under the contract is greater than the monthly payment provided by the Income Benefit Rider, the Company will pay the monthly annuity payment available under the contract. The Income Benefit is available for certificates issued on or after May 1, 1998. The Income Benefit is not available in all states (see "GUARANTEED RETIREMENT INCOME PROGRAM").

         Ten Day Review. Within 10 days of receipt of his or her certificate, an owner may cancel the certificate by returning it to the Company. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states (see "TEN DAY RIGHT TO REVIEW").

         Modification. The contract or any certificate may not be modified by the Company without the consent of the group holder or the owner, as applicable, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, the Company may change the withdrawal charges, administration fees, mortality and expense risk charges, free withdrawal percentage, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification (see "MODIFICATION").

         Discontinuance of New Owners. On thirty days' notice to the group holder, the Company may limit or discontinue acceptance of new applications and the issuance of new certificates under a contract (see "DISCONTINUANCE OF NEW OWNERS").

         Charges and Deductions. The following table and Example are designed to assist group holders and owners in understanding the various costs and expenses to which they are subject directly and indirectly. The table reflects expenses of the separate account and the underlying portfolio company. In addition to the items listed in the following table, premium taxes may be applicable to certain owners. The items listed under "Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus (see "CHARGES AND DEDUCTIONS"). The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust prospectus to which reference should be made.


TRANSACTION EXPENSES

         Deferred sales load (as percentage of purchase payments)

         NUMBER OF COMPLETE YEARS                   WITHDRAWAL CHARGE
          PURCHASE PAYMENT IN                         PERCENTAGE
               CONTRACT
-------------------------------------------------------------------------------
                      0                                      6%
                      1                                      6%
                      2                                      5%
                      3                                      5%
                      4                                      4%
                      5                                      3%
                      6                                      2%
                      7+                                     0%

ANNUAL ADMINISTRATION FEE .........................................       $  30 (1)

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees ...................................        1.25%
Administration fee - asset based ..................................        0.15%

Total Separate Account Annual Expenses ............................        1.40%

OPTIONAL INCOME RIDER FEE .........................................        0.25%(2)
(as a percentage of the Income Base)

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)



                                                           OTHER EXPENSES
                                          MANAGEMENT        (AFTER EXPENSE            TOTAL TRUST
TRUST PORTFOLIO                             FEES           REIMBURSEMENT)***       ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........       0.850%                0.570%                 1.420%
Science & Technology................       1.100%                0.160%                 1.260%
International Small Cap.............       1.100%                0.210%                 1.310%
Emerging Growth.....................       1.050%                0.060%                 1.110%

-----------------------------------

(1)The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all the owner's investment accounts is equal to or greater than $100,000. See Appendix D for information on the administration fee applicable to certain contracts which are no longer being issued (Ven 8 contracts).

(2)If the Guaranteed Retirement Income Program is elected, this fee is deducted on each certificate anniversary. The Guaranteed Retirement Income Program is not available for Ven 8 contracts (see "GUARANTEED RETIREMENT INCOME PROGRAM").

                                                                OTHER EXPENSES
                                        MANAGEMENT               (AFTER EXPENSE                 TOTAL TRUST
TRUST PORTFOLIO                             FEES                REIMBURSEMENT)***            ANNUAL EXPENSES
---------------------------------------------------------------------------------------------------------------
Pilgrim Baxter Growth...............       1.050%                     0.130%                      1.180%
Small/Mid Cap.......................       1.000%                     0.050%                      1.050%
International Stock.................       1.050%                     0.330%                      1.380%
Worldwide Growth....................       1.000%                     0.320%                      1.320%
Global Equity.......................       0.900%                     0.110%                      1.010%
Small Company Value.................       1.050%                     0.100%*                     1.150%
Equity..............................       0.750%                     0.050%                      0.800%
Growth..............................       0.850%                     0.100%                      0.950%
Quantitative Equity.................       0.700%                     0.070%                      0.770%***
Blue Chip Growth....................       0.925%                     0.050%                      0.975%
Real Estate Securities..............       0.700%                     0.070%                      0.770%***
Value...............................       0.800%                     0.160%                      0.960%
International Growth and Income.....       0.950%                     0.170%                      1.120%
Growth and Income...................       0.750%                     0.040%                      0.790%
Equity-Income.......................       0.800%                     0.050%                      0.850%
Balanced............................       0.800%                     0.080%                      0.880%
Aggressive Asset Allocation.........       0.750%                     0.150%                      0.900%
High Yield..........................       0.775%                     0.110%                      0.885%
Moderate Asset Allocation...........       0.750%                     0.100%                      0.850%
Conservative Asset Allocation.......       0.750%                     0.140%                      0.890%
Strategic Bond......................       0.775%                     0.100%                      0.875%
Global Government Bond..............       0.800%                     0.130%                      0.930%
Capital Growth Bond.................       0.650%                     0.080%                      0.730%***
Investment Quality Bond.............       0.650%                     0.090%                      0.740%
U.S. Government Securities..........       0.650%                     0.070%                      0.720%
Money Market........................       0.500%                     0.040%                      0.540%
Lifestyle Aggressive 1000#..........           0%                     1.116%**                    1.116%
Lifestyle Growth 820#...............           0%                     1.048%**                    1.048%
Lifestyle Balanced 640#.............           0%                     0.944%**                    0.944%
Lifestyle Moderate 460#.............           0%                     0.850%**                    0.850%
Lifestyle Conservative 280#.........           0%                     0.708%**                    0.708%

*Based on estimates of payments to be made during the current fiscal year.
** Reflects expenses of the Underlying Portfolios. Manufacturers Securities Services, LLC has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be .04% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1997) as noted in the chart below:

                                        MANAGEMENT               OTHER               TOTAL TRUST
TRUST PORTFOLIO                           FEES                  EXPENSES           ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000...........             0%                1.156%              1.156%
Lifestyle Growth 820................             0%                1.088%              1.088%
Lifestyle Balanced 640..............             0%                0.984%              0.984%
Lifestyle Moderate 460..............             0%                0.890%              0.890%
Lifestyle Conservative 280..........             0%                0.748%              0.748%

***During the one year period ended December 31, 1997, Manufacturers Securities Services, LLC voluntarily waived fees payable to it and/or reimbursed expenses to the extent necessary to prevent "Total Trust Annual Expenses" for the Quantitative Equity, Real Estate and Capital Growth Bond Trusts from exceeding
 .50% of the Trust's average net assets. This voluntary fee waiver was terminated effective January 1, 1998. Expenses shown in the table for these three Trusts do not reflect the fee waiver.

#Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, the Adviser is currently paying these expenses as described in footnote ** above.

EXAMPLE

A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the owner withdrew all of his or her contract value at the end of the applicable time period:

TRUST PORTFOLIO                           1 YEAR          3 YEARS          5 YEARS+         5 YEARS*         10 YEARS*
----------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........     $84              $138              $182             $192              $321
Science & Technology................      83               133               174              184               305
International Small Cap.............      83               134               177              187               310
Emerging Growth.....................      81               129               167              177               291
Pilgrim Baxter Growth...............      82               131               170              180               298
Small/Mid Cap.......................      81               127               164              174               285
International Stock.................      84               136               180              190               317
Worldwide Growth....................      83               135               177              187               311
Global Equity.......................      81               126               162              172               281
Small Company Value.................      82               137
Equity..............................      79               120               151              161               260
Growth..............................      80               124               159              169               275
Quantitative Equity.................      78               119               150              160               257
Blue Chip Growth....................      80               125               160              170               277
Real Estate Securities..............      78               119               150              160               257
Value...............................      80               125               159              169               276
International Growth and Income.....      82               129               167              177               292
Growth and Income...................      78               120               151              161               259
Equity-Income.......................      79               121               154              164               265
Balanced............................      79               122               155              165               268
Aggressive Asset Allocation.........      80               123               156              166               270
High Yield..........................      79               122               155              165               268
Moderate Asset Allocation...........      79               121               154              164               265
Conservative Asset Allocation.......      79               123               156              166               269
Strategic Bond......................      79               122               155              165               267
Global Government Bond..............      80               124               158              168               273
Capital Growth Bond.................      78               118               148              158               253
Investment Quality Bond.............      78               118               148              158               254
U.S. Government Securities..........      78               118               147              157               252
Money Market........................      76               112               138              148               233
Lifestyle Aggressive 1000...........      82               129               167              177               291
Lifestyle Growth 820................      81               127               164              174               285
Lifestyle Balanced 640..............      80               124               158              168               274
Lifestyle Moderate 460..............      79               121               154              164               265
Lifestyle Conservative 280..........      78               117               146              156               250


+ For prior contracts no longer issued, Ven 8 contracts, (as described in Appendix D) only. The difference in numbers is attributable to the different withdrawal charges. See Appendix D.


* The example of expenses for the Small Company Value Trust contains figures for only one and three years since it is a newly created portfolio.

         A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:


TRUST PORTFOLIO                           1 YEAR          3 YEARS          5 YEARS*        10 YEARS*
----------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........     $29               $89              $152             $321
Science & Technology................      28                85               144              305
International Small Cap.............      28                86               147              310
Emerging Growth.....................      26                80               137              291
Pilgrim Baxter Growth...............      27                82               140              298
Small/Mid Cap.......................      25                78               134              285
International Stock.................      29                88               150              317
Worldwide Growth....................      28                86               147              311
Global Equity.......................      25                78               133              283
Small Company Value.................      26                81
Equity..............................      23                71               121              260
Growth..............................      24                75               129              275
Quantitative Equity.................      23                70               120              257
Blue Chip Growth....................      25                76               130              277
Real Estate Securities..............      23                70               120              257
Value...............................      25                76               129              276
International Growth and Income.....      26                80               137              292
Growth and Income...................      23                70               121              259
Equity-Income.......................      23                72               124              265
Balanced............................      24                73               125              268
Aggressive Asset Allocation.........      24                74               126              270
High Yield..........................      24                73               125              268
Moderate Asset Allocation...........      23                72               124              265
Conservative Asset Allocation.......      24                73               126              269
Strategic Bond......................      24                73               125              267
Global Government Bond..............      24                75               128              273
Capital Growth Bond.................      22                69               118              253
Investment Quality Bond.............      22                69               118              254
U.S. Government Securities..........      22                68               117              252
Money Market........................      20                63               108              233
Lifestyle Aggressive 1000...........      26                80               137              291
Lifestyle Growth 820................      25                78               134              285
Lifestyle Balanced 640..............      24                75               128              274
Lifestyle Moderate 460..............      23                72               124              265
Lifestyle Conservative 280..........      22                68               116              250

* The example of expenses for the Small Company Value Trust contains figures for only one and three years since it is a newly created portfolio.


         For purposes of presenting the foregoing Example, the Company has made certain assumptions mandated by the SEC. The Company has assumed that, where applicable, the maximum sales load is deducted, that there are no transfers or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same. Such assumptions, which are mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts, do not take into account certain features of the contract and prospective changes in the size of the Trust which may operate to change the expenses borne by contract owners. Consequently, the amounts listed in the Example above should not be considered a representation of past or future expenses and actual expenses borne by contract owners may be greater or lesser than those shown.

         In addition, for purposes of calculating the values in the above Example, the Company has translated the $30 annual administration charge listed under "Annual Administration Fee" to a 0.063% annual asset charge based on the $47,500 approximate average size of certificates of this series. So translated, such charge would be higher for smaller contract values and lower for larger contract values.

                                 * * * * * * * *

         The above summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and Statement of Additional Information and the accompanying prospectus and statement of additional information for the Trust, to which reference should be made. This Prospectus generally describes only the variable aspects of the contract, except where fixed aspects are specifically mentioned.


                       TABLE OF ACCUMULATION UNIT VALUES+


           -------------------------------------------------------------------------------------------------------------------
           SUB-ACCOUNT                                  UNIT VALUE AT           UNIT VALUE AT           NUMBER OF UNITS
                                                        START OF YEAR*           END OF YEAR             AT END OF YEAR
           -------------------------------------------------------------------------------------------------------------------
           Pacific Rim Emerging Markets
           1997                                        $12.500000               $  8.180904                74,344.781
           -------------------------------------------------------------------------------------------------------------------
           Science & Technology
           1997                                        $12.500000               $13.647195                385,384.991
           -------------------------------------------------------------------------------------------------------------------
           International Small Cap
           1996                                        $12.500000               $13.493094                265,493.981
           1997                                         13.493094                13.410016                411,567.524
           -------------------------------------------------------------------------------------------------------------------
           Emerging Growth
           1997                                        $12.500000               $14.574077                211,397.254
           -------------------------------------------------------------------------------------------------------------------
           Pilgrim Baxter Growth
           1997                                        $12.500000               $12.327066                347,682.217
           -------------------------------------------------------------------------------------------------------------------
           Small/Mid Cap
           1996                                        $12.500000               $13.215952                684,451.580
           1997                                         13.215952                15.020670              1,150,785.107
           -------------------------------------------------------------------------------------------------------------------
           International Stock
           1997                                        $12.500000               $12.652231                204,655.753
           -------------------------------------------------------------------------------------------------------------------
           Worldwide Growth
           1997                                        $12.500000               $13.965674                101,148.358
           -------------------------------------------------------------------------------------------------------------------
           Global Equity
           1994                                        $16.715126               $15.500933                171,668.821
           1995                                         15.500933                16.459655                583,284.547
           1996                                         16.459655                18.276450                923,612.249
           1997                                         18.276450                21.770913              1,299,904.123
           -------------------------------------------------------------------------------------------------------------------
           Small Company Value
           1997                                        $12.500000               $11.898363                 59,637.804
           -------------------------------------------------------------------------------------------------------------------
           Equity
           1994                                        $14.381312               $14.786831                156,302.930
           1995                                         14.786831                20.821819                761,321.040
           1996                                         20.821819                24.664354              1,637,731.552
           1997                                         24.664354                29.002593              1,935,946.769
           -------------------------------------------------------------------------------------------------------------------
           Growth
           1996                                        $12.500000               $13.727312                252,538.943
           1997                                         13.727312                16.968111                639,712.776
           -------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------
           SUB-ACCOUNT                                    UNIT VALUE AT           UNIT VALUE AT           NUMBER OF UNITS
                                                          START OF YEAR*          END OF YEAR             AT END OF YEAR
           -------------------------------------------------------------------------------------------------------------------
           Quantitative Equity
           1997                                        $ 12.500000               $16.107191               215,077.482
           -------------------------------------------------------------------------------------------------------------------
           Blue Chip Growth
           1994                                        $  8.699511               $ 8.837480                67,651.751
           1995                                           8.837480                11.026969               532,417.987
           1996                                          11.026969                13.688523             1,036,815.886
           1997                                          13.688523                17.134232             2,075,335.712
           -------------------------------------------------------------------------------------------------------------------
           Real Estate Securities
           1997                                        $ 12.500000               $14.949140               145,941.281
           -------------------------------------------------------------------------------------------------------------------
           Value
           1997                                        $ 12.500000               $15.057118               477,917.950
           -------------------------------------------------------------------------------------------------------------------
           International Growth and Income
           1995                                        $ 10.000000               $10.554228               403,796.120
           1996                                          10.554228                11.718276               783,705.750
           1997                                          11.718276                11.545714             1,064,531.666
           -------------------------------------------------------------------------------------------------------------------
           Growth and Income
           1994                                        $ 13.239339               $13.076664               147,028.139
           1995                                          13.076664                16.660889               916,107.230
           1996                                          16.660889                20.178770             2,035,385.742
           1997                                          20.178770                26.431239             3,295,978.088
           ------------------------------------------------------------------------------------------------------------------
           Equity-Income
           1994                                        $ 11.375744               $11.107620               147,434.130
           1995                                          11.107620                13.548849               816,934.091
           1996                                          13.548849                16.011513             1,486,734.204
           1997                                          16.011513                20.479412             2,237,941.970
           ------------------------------------------------------------------------------------------------------------------
           Balanced
           1997                                        $ 12.500000               $14.609853               102,157.738
           ------------------------------------------------------------------------------------------------------------------
           Aggressive Asset Allocation
           1994                                        $ 12.538660               $12.381395                41,051.814
           1995                                          12.381395                14.990551               102,929.895
           1996                                          14.990551                16.701647               162,245.394
           1997                                          16.701647                19.614359               188,134.226
           ------------------------------------------------------------------------------------------------------------------
           High Yield
           1997                                        $ 12.500000               $13.890491               338,419.694
           ------------------------------------------------------------------------------------------------------------------
           Moderate Asset Allocation
           1994                                        $ 12.522239               $12.396295                98,925.767
           1995                                          12.396295                14.752561               312,206.344
           1996                                          14.752561                15.995076               518,913.471
           1997                                          15.995076                18.276161               675,599.424
           ------------------------------------------------------------------------------------------------------------------
           Conservative Asset Allocation
           1994                                        $ 12.378545               $12.298940                33,929.162
           1995                                          12.298940                14.320582               127,957.567
           1996                                          14.320582                15.113142               174,512.432
           1997                                          15.113142                16.607511               214,321.762
           ------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------
           SUB-ACCOUNT                                  UNIT VALUE AT            UNIT VALUE AT           NUMBER OF UNITS
                                                        START OF YEAR*             END OF YEAR             AT END OF YEAR
           -------------------------------------------------------------------------------------------------------------------
           Strategic Bond
           1994                                        $ 10.192707              $  9.965972                 17,448.655
           1995                                           9.965972                11.716972                276,219.578
           1996                                          11.716972                13.250563                696,578.665
           1997                                          13.250563                14.500997              1,080,748.752
           -------------------------------------------------------------------------------------------------------------------
           Global Government Bond
           1994                                        $ 14.734788              $ 14.630721                 46,005.023
           1995                                          14.630721                17.772344                117,694.301
           1996                                          17.772344                19.803954                194,577.024
           1997                                          19.803954                20.104158                242,752.181
           -------------------------------------------------------------------------------------------------------------------
           Capital Growth Bond
           1997                                        $ 12.500000              $ 13.475788                 16,629.109
           -------------------------------------------------------------------------------------------------------------------
           Investment Quality Bond
           1994                                        $ 14.307698              $ 14.216516                 15,254.616
           1995                                          14.216516                16.751499                118,436.044
           1996                                          16.751499                16.943257                276,418.440
           1997                                          16.943257                18.336912                407,957.213
           -------------------------------------------------------------------------------------------------------------------
           U.S. Government Securities
           1994                                        $ 14.188969              $ 14.111357                 14,981.455
           1995                                          14.111357                16.083213                136,450.591
           1996                                          16.083213                16.393307                299,784.238
           1997                                          16.393307                17.535478                377,170.452
           -------------------------------------------------------------------------------------------------------------------
           Money Market
           1994                                        $ 13.453100              $ 13.623292                 57,620.649
           1995                                          13.623292                14.190910                218,876.370
           1996                                          14.190910                14.699636                436,831.126
           1997                                          14.699636                15.241915                751,417.909
           -------------------------------------------------------------------------------------------------------------------
           Lifestyle Aggressive 1000
             1997                                      $ 12.500000              $ 13.669625                621,262.575
           -------------------------------------------------------------------------------------------------------------------
           Lifestyle Growth 820
             1997                                      $ 12.500000               $14.033299              1,246,305.915
           -------------------------------------------------------------------------------------------------------------------
           Lifestyle Balanced 640
             1997                                      $ 12.500000               $14.066417                964,581.576
           -------------------------------------------------------------------------------------------------------------------
           Lifestyle Moderate 460
             1997                                      $ 12.500000               $14.016704                 245,410.54
           -------------------------------------------------------------------------------------------------------------------
           Lifestyle Conservative 280
             1997                                      $ 12.500000               $13.825120                129,160.895
           -------------------------------------------------------------------------------------------------------------------

* Units under this series of contracts were first credited under the sub-accounts on August 9, 1994, except in the case of International Growth and Income where units were first credited on January 9, 1995, Small/Mid Cap and International Small Cap where units were first credited on March 4, 1996, Growth where units were first credited on July 15, 1996, Pacific Rim Emerging Markets, Science & Technology, Emerging Growth, Pilgrim Baxter Growth, International Stock, Worldwide Growth, Quantitative Equity, Real Estate Securities, Value, Balanced, High Yield, Capital Growth Bond, Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, Lifestyle Conservative 280 where units were first credited on January 1, 1997 and Small Company Value where units were first credited on October 1, 1997.


+ See Appendix D for the TABLE of ACCUMULATION UNIT VALUES for certain contracts which are no longer being issued (Ven 8 contracts).

                            GENERAL INFORMATION ABOUT
           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA,
  THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
                       AND MANUFACTURERS INVESTMENT TRUST
           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA


         The Manufacturers Life Insurance Company of North America (the "Company") is a stock life insurance company organized under the laws of Delaware in 1979. The Company's principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. The ultimate parent of the Company is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, the Company was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company.

         On January 1, 1996 NAL and Manulife merged with the combined company retaining the Manulife name. On January 19, 1998, the Board of Directors of Manulife asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and policyholders as well as regulatory approval.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A

         The Company established The Manufacturers Life Insurance Company of North America Separate Account A (the "Variable Account") on August 24, 1984 as a separate account under Delaware law. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contracts are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.

         The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account. If deemed by the Company to be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered under such Act in the event such registration is no longer required.

         The Company reserves the right to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account established by the Company or an affiliated company. The Company will not eliminate existing sub-accounts or combine sub-accounts without obtaining any necessary approval of the appropriate state or Federal regulatory authorities.

MANUFACTURERS INVESTMENT TRUST

         The assets of each available sub-account of the Variable Account are invested in shares of a corresponding portfolio of Manufacturers Investment Trust (the "Trust"). A description of each portfolio is set forth below. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust, Emerging Growth Trust and the five Lifestyle Trusts which are non-diversified. The Trust receives investment subadvisory services from Manufacturers Securities Services, LLC ("MSS"), the successor to NASL Financial Services, Inc.

         The Trust currently has fifteen subadvisers who manage all of the portfolios:


                  SUBADVISER                                           SUBADVISER TO
                  ----------                                           -------------
                  Fidelity Management Trust Company                    Equity Trust
                                                                       Conservative Asset Allocation Trust
                                                                       Moderate Asset Allocation Trust
                                                                       Aggressive Asset Allocation Trust

                  Founders Asset Management LLC                        Growth Trust
                                                                       Worldwide Growth Trust
                                                                       Balanced Trust
                                                                       International Small Cap Trust

                  Fred Alger Management, Inc.                          Small/Mid Cap Trust

                  J.P. Morgan Investment Management Inc.               International Growth and Income Trust

                  Manufacturers Adviser Corporation                    Pacific Rim Emerging Markets Trust
                                                                       Quantitative Equity Trust
                                                                       Real Estate Securities Trust
                                                                       Capital Growth Bond Trust
                                                                       Money Market Trust
                                                                       Lifestyle Trusts

                  Miller Anderson & Sherrerd, LLP                      Value Trust
                                                                       High Yield Trust

                  Morgan Stanley Asset Management Inc.                 Global Equity Trust

                  Oechsle International Advisors, L.P.                 Global Government Bond Trust

                  Pilgrim Baxter & Associates, Ltd.                    Pilgrim Baxter Growth Trust

                  Rosenberg Institutional Equity Management            Small Company Value Trust

                  Rowe Price-Fleming International, Inc.               International Stock Trust

                  Salomon Brothers Asset Management Inc                U.S. Government Securities Trust
                                                                       Strategic Bond Trust

                  T. Rowe Price Associates, Inc.                       Science & Technology Trust
                                                                       Blue Chip Growth Trust
                                                                       Equity-Income Trust

                  Warburg Pincus Asset Management, Inc.                Emerging Growth Trust

                  Wellington Management Company, LLP                   Growth and Income Trust
                                                                       Investment Quality Bond Trust


         The following is a brief description of each portfolio:

         The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

         The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

         The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         The EMERGING GROWTH TRUST seeks maximum capital appreciation by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

         The PILGRIM BAXTER GROWTH TRUST seeks capital appreciation by investing in companies believed by the subadviser to have an outlook for strong earnings growth and the potential for significant capital appreciation.

         The SMALL/MID CAP TRUST seeks long-term capital appreciation by investing at least 65% of its total assets (except during temporary defensive periods) in small/mid cap equity securities. As used herein small/mid cap equity securities are equity securities of companies that, at the time of purchase, have total market capitalization between $500 million and $5 billion.

         The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

         The WORLDWIDE GROWTH TRUST seeks long-term growth of capital by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

         The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

         The SMALL COMPANY VALUE TRUST seeks long term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

         The EQUITY TRUST seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

         The GROWTH TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in the common stocks of well-established, high-quality growth companies that the subadviser believes have the potential to increase earnings faster than the rest of the market.

         The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

         The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the portfolio are expected to pay dividends.

         The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

         The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

         The INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's Investor Services, Inc. or Standard & Poor's Corporation or, if unrated, of equivalent credit quality as determined by the subadviser.

         The GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.

         The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

         The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

         The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

         The AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.

         - The AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any three year period.

         - The MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any three year period.

         - The CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any three year period.

         The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

         The GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

         The CAPITAL GROWTH BOND TRUST seeks to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

         The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

         The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

         The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

         The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

         The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

         In pursuing the Strategic Bond, High Yield and Investment Quality Bond Trusts' investment objective, each portfolio expects to invest a portion of its assets in high yield securities, commonly known as "junk bonds" which also present a high degree of risk. The risks of these securities include price volatility and risk of default in the payment of interest and principal. See "Risk Factors Relating to High Yield Securities" contained in the Trust prospectus before investing in any of these Trusts.

         In pursuing the Pacific Rim Emerging Markets, International Stock, Worldwide Growth, International Small Cap, Global Equity, Strategic Bond, International Growth and Income, High Yield and Global Government Bond Trusts' investment objective, each portfolio may invest up to 100% of its assets in foreign securities which may present additional risks. See "Foreign Securities" in the Trust prospectus before investing in any of these Trusts.

         If the shares of a portfolio are no longer available for investment or in the Company's judgment investment in a portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to the contract owner and prior approval of the SEC to the extent required by the 1940 Act.

         The Company will vote shares of the Trust portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received and portfolio shares held in the Variable Account that are beneficially owned by the Company will be voted by the Company in proportion to the instructions received.

         Prior to the maturity date, the person having the voting interest under a contract is the owner and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. After the maturity date, the person having the voting interest under a contract is the annuitant and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity payments. The Company reserves the right to make any changes in the voting rights described above that may be permitted by the Federal securities laws or regulations or interpretations of these laws or regulations.

         A full description of the Trust, including the investment objectives, policies and restrictions of each of the portfolios, is contained in the prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.




                           DESCRIPTION OF THE CONTRACT

ELIGIBLE GROUPS

         The contract may be issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "QUALIFIED RETIREMENT PLANS"). The contract is also designed so that it may be used with non-qualified retirement plans, such as deferred compensation and payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. Contracts have been issued to Venture Trust, a trust established with United Missouri Bank, N.A., Kansas City, Missouri, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with MSS, the principal underwriter of the contracts.

         An eligible member of a group to which a contract has been issued may become an owner under the contract by submitting a completed application, if required by the Company, and a minimum purchase payment. A certificate summarizing the rights and benefits of the owner under the contract will be issued to an applicant acceptable to the Company. The Company reserves the right to decline to issue a certificate to any person in its sole discretion. All rights and privileges under the contract may be exercised by each owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the contract was issued may restrict an owner's ability to exercise such rights and privileges.

ACCUMULATION PROVISIONS

PURCHASE PAYMENTS

         Purchase payments are paid to the Company at its Annuity Service Office. Except as noted below, the minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum initial purchase payment is $3,500 if the source of such payment was a direct rollover of an eligible rollover distribution from a qualified plan under
Section 401(a) of the Code or a Tax Sheltered Annuity described in Section 403(b) of the Code, all or part of which assets are invested in a group annuity contract issued by The Manufacturers Life Insurance Company (U.S.A.). The Company may provide by separate agreement for purchase payments to be automatically withdrawn from an owner's bank account on a periodic basis. If a purchase payment would cause the contract value for an owner to exceed $1,000,000 or the owner's contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company.

         The Company may, at its option, cancel a certificate and an owner's participation under a contract at the end of any two consecutive certificate years in which no purchase payments by or on behalf of the owner have been made, if both (i) the total purchase payments made for the certificate, less any withdrawals, are less than $2,000; and (ii) the contract value for the owner at the end of such two year period is less than $2,000. The cancellation of contract privileges may vary in certain states in order to comply with the requirements of insurance laws and regulations in such state. Upon cancellation the Company will pay the owner his or her contract value computed as of the valuation period during which the cancellation occurs less any debt and less the annual $30 administration fee. The amount paid will be treated as a withdrawal for Federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "FEDERAL TAX MATTERS").

         Purchase payments are allocated among the investment options in accordance with the percentages designated by the owner. In addition, owners have the option to participate in the Guarantee Plus Program administered by the Company. Under the Guarantee Plus Program the initial purchase payment is split between the fixed and variable investment options. A percentage of the initial purchase payment is allocated to the chosen fixed account, such that at the end of the guaranteed period the fixed account will have grown to an amount at least equal to the total initial purchase payment. The percentage depends upon the current interest rate of the fixed investment option. The balance of the initial purchase payment is allocated among the variable investment options as indicated on the certificate specifications page. Owners may elect to participate in the Guarantee Plus Program and may obtain full information concerning the program and its restrictions from their securities dealers or the Annuity Service Office. An owner may change the allocation of subsequent purchase payments at any time upon written notice to the Company or by telephone in accordance with the Company's telephone transfer procedures.

ACCUMULATION UNITS

         The Company will establish an investment account for each owner for each variable account investment option to which such owner allocates purchase payments. Purchase payments are credited to such investment accounts in the form of accumulation units. The following discussion of accumulation units, the value of accumulation units and the net investment factor formula pertains only to the accumulations in the variable account investment options. The parallel discussion regarding accumulations in the fixed account investment options appears elsewhere in this Prospectus (see "FIXED ACCOUNT INVESTMENT OPTIONS").

         The number of accumulation units to be credited to each investment account is determined by dividing the net purchase payment allocated to that investment account by the value of an accumulation unit for that investment account for the valuation period during which the purchase payment is received at the Company's Annuity Service Office complete with all necessary information or, in the case of the first purchase payment for a certificate, pursuant to the procedures described below.

         Initial purchase payments for a certificate received by mail will usually be credited in the valuation period during which received at the Annuity Service Office, and in any event not later than two business days after receipt of all information necessary for processing issuance of the certificate. The applicant will be informed of any deficiencies preventing processing if the certificate cannot be issued and the purchase payment credited within two business days after receipt. If the deficiencies are not remedied within five business days after receipt, the purchase payment will be returned promptly to the applicant, unless the applicant specifically consents to the Company's retaining the purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the valuation period during which received where such broker-dealers have made special arrangements with the Company.

VALUE OF ACCUMULATION UNITS

         The value of accumulation units will vary from one valuation period to the next depending upon the investment results of the particular sub-accounts to which purchase payments are allocated. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first valuation period under contracts similar to the contracts described in this Prospectus. The value of an accumulation unit for any subsequent valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for such sub-account (described below) for the valuation period for which the value is being determined.

NET INVESTMENT FACTOR

         The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

         Where (a) is:

                  (1) the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

                  (2) the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

         Where (b) is:

                  the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

         Where (c) is:

                  a factor representing the charges deducted from the sub-account on a daily basis for administrative expenses and mortality and expense risks. Currently, such factor is equal on an annual basis to 1.4% (0.15% for administrative expenses and 1.25% for mortality and expense risks). The charges deducted from the sub-account reduce the value of the accumulation units for the sub-account.

         The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same.

TRANSFERS AMONG INVESTMENT OPTIONS

         Before the maturity date an owner may transfer amounts among his or her variable account investment options and from such investment options to his or her fixed account investment options at any time and without charge upon written notice to the Company or by telephone if the owner authorizes the Company in writing to accept telephone transfer requests. Accumulation units will be canceled from the investment account from which amounts are transferred and credited to the investment account to which amounts are transferred. The Company will effect such transfers so that the contract value for a certificate on the date of the transfer will not be affected by the transfer. The owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers an owner may make to one per month or six at any time within a certificate year. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

MAXIMUM NUMBER OF INVESTMENT OPTIONS

         Due to current administrative capabilities, a contract owner is limited to a maximum of 17 investment options (including all fixed account investment options) during the period prior to the maturity date of the contract (the "Contract Period"). In calculating this limit for each contract owner, investment options to which the contract owner has allocated purchased payments at any time during the Contract Period will be counted toward the 17 maximum even if the contract owner no longer has contract value allocated to these investment options.

TELEPHONE TRANSACTIONS

         Owners are permitted to request transfers/redemptions by telephone. The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request a transfer/redemption by telephone, an owner must elect the option. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, owners will be asked to provide their account number, and if not available, their social security number. For the owner's and Company's protection, all conversations with owners will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

         The Company administers a Dollar Cost Averaging ("DCA") program which enables an owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted. In states where approved by the state insurance department, a DCA fixed account investment option may be established under the DCA program to make automatic transfers. Only initial and subsequent net payments may be allocated to the DCA fixed account investment option. The DCA program is generally suitable for owners making a substantial deposit and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Owners interested in the DCA program may elect to participate in the program on the application or by separate application. Owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office. There is no charge for participation in the DCA program.

ASSET REBALANCING PROGRAM

         The Company administers an Asset Rebalancing Program which enables an owner to indicate to the Company the percentage levels he or she would like to maintain in particular portfolios. The contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the portfolios. The entire contract value must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, owners should monitor their use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. Owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.

         For rebalancing programs begun on or after October 1, 1996 asset rebalancing will only be permitted on the following time schedules:
         (i)   quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);
         (ii)  semi-annually on June 25th or December 26th (or the next business day if these dates are not business days); or
         (iii) annually on December 26th (or the next business day if December 26th is not a business day).

Rebalancing will continue to take place on the last business day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

WITHDRAWALS

         Prior to the earlier of the maturity date or the death of an owner, an owner may withdraw all or a portion of his or her contract value upon written request complete with all necessary information to the Company's Annuity Service Office. For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Code and regulations promulgated by the Treasury Department. In the case of a total withdrawal, the Company will pay the contract value as of the date of receipt of the request at its Annuity Service Office, less the annual $30 administration fee if applicable, any debt and any applicable withdrawal charge, and the owner's certificate will be canceled. In the case of a partial withdrawal, the Company will pay the amount requested and cancel that number of accumulation units credited to each investment account necessary to equal the amount withdrawn from each investment account plus any applicable withdrawal charge deducted from such investment account (see "CHARGES AND DEDUCTIONS").

         When making a partial withdrawal, the owner should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option less any applicable withdrawal charge. If the owner does not specify the investment options from which a partial withdrawal is to be taken, a partial withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken pro rata from the variable account investment options: taking from each such variable account investment option an amount which bears the same relationship to the total amount withdrawn as the value of such variable account investment option bears to the total value of all the owner's investments in variable account investment options.

         For the rules governing the order and manner of withdrawals from the fixed account investment options, see "FIXED ACCOUNT INVESTMENT OPTIONS."

         There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.

         The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Company's Annuity Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in
(2) and (3) exist.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see "FEDERAL TAX MATTERS").

         TELEPHONE REDEMPTIONS. The owner may request the option to withdraw a portion of his or her contract value by telephone by completing a separate application. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. For additional information on Telephone Redemptions see "Telephone Transactions" above.

SPECIAL WITHDRAWAL SERVICES - INCOME PLAN

         The Company administers an Income Plan ("IP") which enables an owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Owners entering into an IP agreement instruct the Company to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a certificate year is limited to not more than 10% of the purchase payments made by or on behalf of the owner to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal. If an additional withdrawal is made by an owner participating in an IP, the IP will terminate automatically and may be reinstated only on or after the next certificate anniversary. The IP is not available to owners participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of withdrawal and market value charges. IP withdrawals may, however, be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS"). Owners interested in an IP may elect to participate in this program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office. Currently, there is no fee charged for the IP service.

LOANS

         The Company offers a loan privilege only under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Where available, owners may obtain loans using their contract value as the only security for the loan. Loans are subject to provisions of the Code and to applicable retirement program rules (collectively, "loan rules"). Tax advisors and retirement plan fiduciaries should be consulted prior to exercising loan privileges.

         Under the terms of the contract, the maximum loan value is equal to 80% of an owner's contract value, although loan rules may serve to reduce such maximum loan value in some cases. The amount available for a loan at any given time is the loan value less any outstanding debt. Debt equals the amount of any loans taken by the owner plus accrued interest. Loans will be made only upon written request from the owner. The Company will make loans within seven days of receiving a properly completed loan application (applications are available from the Annuity Service Office), subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

         When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the owner's loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the owner's investment accounts in accordance with the rules for making partial withdrawals (see "WITHDRAWALS"). The contract provides that owners may repay contract debt at any time. Under applicable loan rules, loans generally must be repaid within five years, repayments must be made at least quarterly and repayments must be made in substantially equal amounts. When a loan is repaid, the amount of the repayment will be transferred from the owner's loan account to the investment accounts. The owner may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as the owner's most recent purchase payment. On each certificate anniversary, the Company will transfer from the owner's investment accounts to his or her loan account the amount by which the owner's debt exceeds the balance in his or her loan account.

         The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the owner's debt and bears interest at 6% as well. The Company credits interest with respect to amounts held in the owner's loan account at a rate of 4% per year. Consequently, the net cost of loans under the contract is 2%. If on any date an owner's debt exceeds his or her contract value, there will be a default as to the owner. In such case the owner will receive a notice indicating the payment needed to cure the default and will have a thirty-one day grace period within which to pay the default amount. If the required payment is not made within the grace period, the contract may be foreclosed as to that owner (terminated without value) and the certificate canceled.

         The amount of an owner's debt will be deducted from the death benefit otherwise payable to the beneficiary (see "DEATH BENEFIT BEFORE MATURITY DATE"). In addition, debt, whether or not repaid, will have a permanent effect on an owner's contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the owner's contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.

DEATH BENEFIT BEFORE MATURITY DATE

         In General. The following discussion applies principally to contracts and certificates that are not issued in connection with qualified plans, i.e., a "non-qualified" contract or certificate. The requirements of the tax law applicable to qualified plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, a prospective purchaser of a contract or certificate to be used in connection with a qualified plan should seek competent legal and tax advice regarding the suitability of the contract or certificate for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract or certificate used in the plan. In particular, a prospective purchaser who intends to use the contract or certificate in connection with a qualified plan should consider that the contract provides a death benefit (described below) that could be characterized as an incidental death benefit. There are limits on the amount of incidental benefits that may be provided under certain qualified plans and the provision of such benefits may result in currently taxable income to plan participants (see "FEDERAL TAX MATTERS"). See Appendix D for information on death benefit provisions applicable to certain contracts which are no longer being issued (Ven 8 contracts).

         Amount of Death Benefit.

         Certificates Issued Prior to May 1, 1998. If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be determined as follows: During the first certificate year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. During any subsequent certificate year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous certificate year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner since then.

         If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be the greater of: (a) the contract value or (b) the excess of (i) the sum of all purchase payments made by or on behalf of the owner over (ii) the sum of any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. If any owner dies and the oldest owner had an attained age greater than 80 on the certificate date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For certificates issued on or after October 1, 1997, any withdrawal charges applied against the death benefit shall be waived by the Company.

         Certificates Issued On or After May 1, 1998. If any owner dies and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be determined as follows: During the first certificate year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made by or on behalf of the owner, less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. During any subsequent certificate year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous certificate year, plus any purchase payments made by or on behalf of the owner and less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner since then. If any owner dies on or after his or her 81st birthday, the death benefit will be the greater of (a) contract value or (b) the death benefit on the last day of the certificate year ending just prior to the owner's 81st birthday, plus any payments made by or on behalf of the owner, less amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age of 81 years or greater on the certificate date, the death benefit will be the greater of:
(a) the contract value or (b) the excess of (i) the sum of all purchase payments made by or on behalf of the owner over (ii) the sum of any amounts deducted in connection with partial withdrawals made by or on behalf of the owner.

         In the states of Texas and Washington, the death benefit described under "Certificates Issued Prior to May 1, 1998" will continue to apply to certificates issued on or after May 1, 1998.

         Determination of Death Benefit. The determination of the death benefit will be made on the date written notice and proof of death, as well as all required claims forms, are received at the Company's Annuity Service Office. No person is entitled to the death benefit until this time. In addition, partial withdrawals include amounts applied under an annuity option under the contract. Also, amounts deducted in connection with partial withdrawals include charges imposed on a partial withdrawal, but not amounts charged in payment of the annual administration fee. If the owner has any debt under the contract, the death benefit equals the death benefit, as described above, less such debt.

         Payment of Death Benefit. The Company will pay the death benefit (which, as defined above, is net of any debt) to the beneficiary if any owner dies before the maturity date. If there is a surviving owner, that owner will be deemed to be the beneficiary. No death benefit is payable on the death of any annuitant, except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. On the death of the last surviving annuitant, the owner, if a natural person, will become the annuitant unless the owner designates another person as the annuitant.

         The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the certificate will continue subject to the following: (1) The beneficiary will become the owner. (2) Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of the Company's receipt at its Annuity Service Office of written notice and proof of death and all required claim forms. (3) No additional purchase payments may be made. (4) If the beneficiary is not the deceased's owner spouse, distribution of the owner's entire interest in the certificate must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below, which begins within one year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. Upon the death of the beneficiary, the death benefit will equal the contract value which must be distributed immediately in a single sum. (5) If the owner's spouse is the beneficiary, the certificate will continue with the spouse as the new owner. In such a case, the distribution rules described in "(4)" applicable when an owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse, the death benefit paid upon the first owner's death will be treated as a purchase payment to the certificate. In addition, the death benefit on the last day of the previous certificate year (or the last day of the certificate year ending just prior to the owner's 81st birthday, if applicable) shall be set to zero as of the date of the first owner's death. (6) If any owner dies and the oldest owner had an attained age of less than 81 on the certificate date, withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an annuity option). If any owner dies and the oldest owner had an attained age greater than 80 on the certificate date, withdrawal charges will be assessed only upon payment of the death benefit (if such charges are otherwise applicable), so that if the death benefit is paid in a subsequent year, a lower withdrawal charge will be applicable. For certificates issued after October 1, 1997, any withdrawal charge applied against the death benefit shall be waived.

         If the annuitant is changed and the owner is not a natural person, the entire interest in the certificate must be distributed to the owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

         A substitution or addition of any owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating such value as a payment made on that date for purposes of computing the amount of the death benefit. In addition, all purchase payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change of owner will not be considered in the determination of the death benefit. Furthermore, the death benefit on the last day of the previous certificate year shall be set to zero as of the date of the owner change. No such change in death benefit will be made if the individual whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse.

         Death benefits will be paid within seven days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

ANNUITY PROVISIONS

GENERAL

         Proceeds payable on death, withdrawal or the maturity date may be applied to the annuity options described below, subject to the distribution of death benefits provisions (see "DEATH BENEFIT BEFORE MATURITY DATE").

         Generally, annuity benefits under the contract will begin on the maturity date of the certificate. The maturity date is the date specified on the certificate specifications page, unless changed. If no date is specified, the maturity date is the maximum maturity date described below. The maximum maturity date is the first day of the month following the later of the 85th birthday of the annuitant or the tenth contract anniversary. An owner may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the maximum maturity date unless the Company consents. Maturity dates which occur at advanced ages, e.g., past age 85, may in some circumstances have adverse income tax consequences (see "FEDERAL TAX MATTERS"). Distributions from qualified contracts may be required before the maturity date.

         An owner may select the frequency of annuity payments. However, if the owner's contract value at the maturity date is such that a monthly payment would be less than $20, the Company may pay the contract value, less any debt, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

         Annuity benefits are available under the contract on a fixed or variable basis, or any combination of fixed and variable bases. On or before the maturity date, an owner may select one or more of the annuity options described below on a fixed and/or variable basis (except Option 5 which is available on a fixed basis only) or choose an alternate form of settlement acceptable to the Company. If an annuity option is not selected, the Company will provide as a default option annuity payments on a fixed, variable or combined fixed and variable basis in proportion to the Investment Account Value of each investment option at the maturity date. Annuity payments will continue for 10 years or the life of the annuitant, if longer. Treasury Department regulations may preclude the availability of certain annuity options in connection with certain qualified contracts.

         The following annuity options are guaranteed in the contract:

         Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

         Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

         Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Since there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

         In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

         Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

         Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Since there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         Option 5: Period Certain Only Annuity for 5, 10, 15 or 20 years - An annuity with payments for a 5, 10, 15 or 20 year period and no payments thereafter.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

         The first variable annuity payment is determined by applying that portion of the contract value used to purchase a variable annuity, measured as of a date not more than ten business days prior to the maturity date (minus any applicable premium taxes), to the annuity tables contained in the contract and the certificate. The rates contained in such tables depend upon the annuitant's sex and age (as adjusted depending on the annuitant's year of birth) and the annuity option selected, except for contracts issued in connection with certain employer sponsored plans where sex-based tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. The rates are based on the 1983 Table A projected at Scale G, assume births in year 1942 and reflect an assumed interest rate of 3% per year. See Appendix D for information on assumed interest rates applicable to certain contracts which are no longer being issued (Ven 8 contracts).

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

         Variable annuity payments subsequent to the first will be based on the investment performance of the sub-accounts selected by the owner. The amount of such subsequent payments is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of such sub-account (as of the same date the contract value used to effect annuity payments under a certificate was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account selected by the owner are then totaled to arrive at the amount of the payment to be made. The number of annuity units remains constant during the annuity payment period. A pro-rata portion of the administration fee will be deducted from each annuity payment.

         The value of an annuity unit for each sub-account for any valuation period is determined by multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

         A 3% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment. A higher assumption would mean a larger first annuity payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling subsequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net investment performance is 3% annually, annuity payments will be level.

TRANSFERS AFTER MATURITY DATE

         Once variable annuity payments have begun, an owner may transfer all or part of the investment upon which such payments are based from one sub-account to another. Transfers will be made upon notice to the Company at least 30 days before the due date of the first annuity payment to which the change will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred by the owner to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units. Once annuity payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. The Company reserves the right to limit, upon notice, the maximum number of transfers an owner may make per certificate year to four. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

DEATH BENEFIT ON OR AFTER MATURITY DATE

         If annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, and the annuitant dies on or after the maturity date, the Company will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, the Company will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.

OTHER CONTRACT PROVISIONS

TEN DAY RIGHT TO REVIEW

         An owner may return his or her certificate to the Company's Annuity Service Office or agent at any time within 10 days after receipt of the certificate. Within 7 days of receipt of the certificate by the Company, the Company will pay the owner's contract value, less any debt, computed at the end of the valuation period during which the certificate is received by the Company, to the owner.

         No withdrawal charge is imposed upon return of the certificate within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states. When the certificate is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, the Company will return all purchase payments if this is greater than the amount otherwise payable.

OWNERSHIP

         The contract is owned by the group holder. However, all contract rights and privileges not expressly reserved to the group holder may be exercised by each owner as to his or her interests as specified in his or her certificate. Prior to the maturity date, an owner is the person designated on the certificate specifications page or as subsequently named. On and after a certificate's maturity date, the annuitant is the owner. If amounts become payable under the certificate to any beneficiary, the beneficiary is the owner.

         In the case of non-qualified contracts, an owner's interest in the contract may be changed, or the certificate may be collaterally assigned, at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Ownership of the contract may be assigned at any time by the group holder. Assigning a contract or interest therein, or changing the ownership of a contract or certificate, may be treated as a distribution of the contract value for Federal tax purposes. A change of any owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating such value as a purchase payment made on that date for purposes of computing the amount of the death benefit (see "DEATH BENEFIT BEFORE MATURITY DATE").

         Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date the Company receives the request at its Annuity Service Office. The Company assumes no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

         In the case of qualified contracts, ownership of the contract or an owner's interest in the contract generally may not be transferred except to the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable Internal Revenue Service ("IRS") regulations. Subject to the foregoing, an owner's interest in a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

         See Appendix D for information on ownership applicable to certain contracts which are no longer being issued (Ven 8 contracts).

BENEFICIARY

         The beneficiary is the person, persons or entity designated on the certificate specifications page or as subsequently named. However, if there is a surviving owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased owner. In the case of certain qualified contracts or certificates, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

         See Appendix D for information on ownership applicable to certain contracts which are no longer being issued (Ven 8 contracts).

ANNUITANT

         The annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. If the owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The annuitant is as designated on the certificate specifications page unless changed.

         On the death of the annuitant, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant.

MODIFICATION

         The contract or any certificate may not be modified by the Company without the consent of the group holder or the owner, as applicable, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, the Company may change the withdrawal charges, administration fees, mortality and expense risk charges, free withdrawal percentage, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 72(s) of the Code.

         See Appendix D for information on ownership applicable to certain contracts which are no longer being issued (Ven 8 contracts).

DISCONTINUANCE OF NEW OWNERS

         On thirty days' notice to the group holder, the Company may limit or discontinue acceptance of new applications and the issuance of new certificates under a contract.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

         The Company may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If the Company has made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED ACCOUNT INVESTMENT OPTIONS

         Due to certain exemptive and exclusionary provisions, interests in the fixed account investment options are not registered under the Securities Act of 1933, as amended (the "1933 Act") and the Company's general account is not registered as an investment company under the 1940 Act. Accordingly, neither interests in the fixed account investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosures in this Prospectus relating thereto. Disclosures relating to interests in the fixed account investment options and the general account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement.

         Pursuant to a Guarantee Agreement dated March 31, 1996, Manulife, the ultimate parent of the Company, unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners and groupholders of fixed annuity contracts issued by the Company that it will, on demand, make funds available to the Company for the timely payment of contractual claims under fixed annuity contracts issued after June 27,1984. This Guarantee covers the fixed portion of the contracts described by this Prospectus. This Guarantee may be terminated by Manulife on notice to the Company. Termination will not affect Manulife's continuing liability with respect to all fixed annuity contracts issued prior to the termination of the Guarantee except if: (i) the liability to pay contractual claims under the contracts is assumed by another insurer or (ii) the Company is sold and the buyer's guarantee is substituted for the Manulife guarantee.

         Effective June 30, 1995, the Company entered into a Reinsurance Agreement with Peoples Security Life Insurance Company ("Peoples") pursuant to which Peoples reinsures certain amounts with respect to the fixed account portion of the contract described in this Prospectus. Under this Reinsurance Agreement, the Company remains liable for the contractual obligations of the contracts' fixed account and Peoples agrees to reimburse the Company for certain amounts and obligations in connection with the fixed account. Peoples contractual liability runs solely to the Company, and no contract owner shall have any right of action against Peoples.

         Investment Options. Currently there are five fixed account investment options under the contract: one, three, five and seven year investment accounts and, in states where approved, a DCA fixed investment account which may be established under the DCA program to make automatic transfers to one or more variable investment options (see "SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING" for details). The Company may offer additional fixed account investment options for any yearly period from two to ten years. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. The guaranteed interest rates on new amounts allocated or transferred to a fixed investment account are determined from time-to-time by the Company in accordance with market conditions. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period and may not be changed by the Company. See Appendix D for information on fixed account investment options and the guaranteed rate of interest applicable to certain contracts which are no longer being issued (Ven 8 contracts).

         Investment Accounts. Owners may allocate purchase payments, or make transfers from their variable investment options, to fixed account investment options at any time prior to the maturity date. The Company establishes a separate investment account each time an owner allocates or transfers amounts to a fixed account investment option. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

         Renewals. At the end of a guarantee period, an owner may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. An owner may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

         If an owner does not specify the renewal option desired, the Company will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, the Company will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case the Company will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

         Market Value Charge. Any amount withdrawn, transferred or borrowed from an investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. The Company reserves the right to modify the market value charge as to any certificates issued after the effective date of a charge specified in written notice to the group holder.

         The adjustment factor is determined by the following formula:
         0.75x(B-A)xC/12  where:

         A - The guaranteed interest rate on the investment account.
         B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.
         C - The number of complete months remaining to the end of the guarantee period.

         For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

         The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

         There will be no market value charge on withdrawals from the fixed account investment options in the following situations: (a) death of the owner;
(b) amounts withdrawn to pay fees or charges; (c) amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the certificate; (d) amounts withdrawn from investment accounts within one month prior to the end of the guarantee period; (e) amounts withdrawn from a one-year fixed investment account; and (f) amounts withdrawn in any certificate year that do not exceed 10% of total purchase payments less any prior partial withdrawals in that certificate year.

         Notwithstanding application of the foregoing formula, in no event will the market value charge (i) be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%, (ii) together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or (iii) reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract. The cumulative effect of the market value and withdrawal charges (or the effect of the withdrawal charge itself) could, however, result in an owner receiving total withdrawal proceeds of less than the owner's investment in the contract. See Appendix D for information on the market value charge applicable to certain contracts which are no longer being issued (Ven 8 contracts).

         Transfers. Prior to the maturity date, an owner may transfer amounts among his or her fixed account investment options and from the fixed account investment options to his or her variable account investment options, subject to the following conditions. An amount in a fixed investment account may not be transferred until held in such account for at least one year, except transfers may be made pursuant to the Dollar Cost Averaging program. Consequently, except as noted above, amounts in one year investment accounts effectively may not be transferred prior to the end of the guarantee period. Amounts in any other investment accounts may be transferred after the one year holding period has been satisfied, but the market value charge described above may apply to such a transfer. The market value charge, if applicable, will be deducted from the amount transferred.

         An owner must specify the fixed account investment option from or to which a transfer is to be made. Where there are multiple investment accounts within a fixed account investment option, amounts must be withdrawn from the fixed account investment option on a first-in-first-out basis.

         Withdrawals. An owner may make total and partial withdrawals of amounts held in his or her fixed account investment options at any time prior to the earlier of the death of an owner or the maturity date. Withdrawals from fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply to withdrawals from fixed account investment options: (1) the Company reserves the right to defer payment of amounts withdrawn from fixed account investment options for up to six months from the date it receives the written withdrawal request and certificate if required (if a withdrawal is deferred for more than 30 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 3% per year); (2) if there are multiple investment accounts under a fixed account investment option, amounts must be withdrawn from such accounts on a first-in-first-out basis; and (3) the market value charge described above may apply to withdrawals from any investment option except for a one year investment option. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

         Where an owner requests a partial withdrawal in excess of his or her amounts in the variable account investment options and does not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from his or her investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA fixed account investment option is considered to have a shorter guarantee period than the one year fixed account investment option.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax, and withdrawals are permitted from contracts and certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see "FEDERAL TAX MATTERS").

         Loans. The Company offers a loan privilege only under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Where available, owners may obtain loans using their contract value as the only security for the loan. Owners may borrow amounts allocated to their fixed investment accounts in the same manner and subject to the same limitations as set forth under "LOANS." The market value charge described above may apply to amounts transferred from the fixed investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

         Fixed Annuity Options. Subject to the distribution of death benefit provisions (see "DEATH BENEFIT BEFORE MATURITY DATE"), on death, withdrawal or the maturity date, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS"). The amount of each fixed annuity payment is determined by applying the portion of the proceeds (less any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table in use by the Company is more favorable to the owner, the Company will substitute that table. The Company guarantees the dollar amount of fixed annuity payments.

GUARANTEED RETIREMENT INCOME PROGRAM

         The Guaranteed Retirement Income Program (the "Income Benefit") guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The Income Benefit is based on the aggregate net purchase payments applied to the certificate, accumulated at interest, minus an adjustment for any partial withdrawals. The amount of the monthly annuity payment provided by the Income Benefit is determined by applying the Income Base, described below, to the annuity purchase rates set forth in the Income Benefit Rider. Because the fixed annuity options provided for in the contract are based on the contract value at the time of annuitization, the amount of the monthly payments under such options may exceed the monthly payments provided by the Income Benefit Rider. If the Income Benefit is exercised and the annuity payment available under the contract is greater than the monthly payment provided by the Income Benefit Rider, the Company will pay the monthly annuity payment available under the contract. The Income Benefit is available for certificates issued on or after May 1, 1998. The Income Benefit is not available in all states.

         Income Base. The Income Base is equal to (a) less (b), where (a) is the sum of all payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the certificate, and (b) is the sum of Income Base reductions on a pro rata basis in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs. The growth factor is 6% per annum for annuitant issue ages up to age 75, and 4% per annum for annuitant issue ages 76 or older. The growth factor is reduced to 0% once the annuitant has attained age 85. Income Base reduction on a pro rata basis is equal to the Income Base immediately prior to a partial withdrawal multiplied by the percentage reduction in contract value resulting from a partial withdrawal.

         If the Income Benefit is added to the contract after the certificate date, the Income Base on the date the rider is issued (the "Rider Date") is the contract value on the Rider Date. For purposes of subsequent calculation of the Income Base, the contract value on the Rider Date will be treated as a purchase payment made on the Rider Date. In addition, all purchase payments made and all amounts deducted in connection with partial withdrawals prior to the Rider Date will not be considered in determining the Income Base.

         The Income Base is also reduced for any withdrawal charge remaining on the date the Income Benefit is exercised. The Company reserves the right to reduce the Income Base by any premium taxes that may apply.

         The Income Base is used solely for purposes of calculating the Income Benefit and does not provide a contract value or guarantee performance of any investment option.

         Step-Up of Income Base. Within 30 days immediately following any certificate anniversary, the owner may elect to step-up the Income Base to the contract value on that contract anniversary by sending the Company a written request. If the owner elects to step-up the Income Base, the earliest date that the owner may exercise the Income Benefit is extended to the seventh certificate anniversary following the most recent date the Income Base was stepped-up to contract value (the "Step-Up Date").

         Following a step-up of the Income Base, the Income Base as of the Step-Up Date is equal to the contract value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the contract value on the Step-Up Date will be treated as a purchase payment made on that date. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the Step-Up Date will not be considered in determining the Income Base.

         Conditions of Exercise of the Income Benefit. The Income Benefit may be exercised subject to the following conditions:

         1. The Income Benefit must be exercised within 30 days immediately following an Election Date. An Election Date is the seventh or later certificate anniversary following the date the income benefit is elected or, in the case of a step-up of the Income Base, the seventh or later certificate anniversary following the Step-Up Date.

         2. The Income Benefit must be exercised by the later of (i) the certificate anniversary immediately prior to the annuitant's 85th birthday or
(ii) the tenth certificate anniversary.

         Monthly Income Factors. The Income Benefit may be used to purchase a guaranteed lifetime income under the following annuity options: (1) Life Annuity with a 10-Year Period Certain or (2) Joint and Survivor Life Annuity with a 20-Year Period Certain.

         Option 1: Life Annuity with a 10-Year Period certain. An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

         Option 2: Joint and Survivor Life Annuity with a 20-Year Period Certain. An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 20 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the twentieth year.

         The monthly income factors depend upon the annuitant's (and co-annuitant's, if any) sex and age (nearest birthday) and the annuity option selected. The factors are based on the 1983 Table A projected at Scale G, and reflect an assumed interest rate of 3% per year.

         Illustrated below are Income Benefit amounts per $100,000 of initial payments, for a male annuitant and a female co-annuitant both age 60 (at issue), on certificate anniversaries as indicated below, assuming no subsequent payments or withdrawals and assuming there was no step-up of the Income Base. The Company will, upon request, provide illustrations of the Income Benefit for an annuitant based on other assumptions.

                                                                              Income Benefit-Annual Income
                                             Income Benefit-Annual Income    Joint & Survivor Life Annuity
               Contract Anniversary at         Life Annuity with 10 Year      with 20 Year Period Certain
                      Election                      Period Certain
           -------------------------------- -------------------------------- -------------------------------

                          7                            $ 9,797                         $ 7,830
                         10                             $12,593                         $ 9,842
                         15                             $19,124                         $14,293

         Income Rider Fee. The risk assumed by the Company associated with the Income Benefit is that the annuity benefits payable under the Income Benefit are greater than the annuity benefits that would have been payable had the owner selected another annuity benefit permitted by the contract (see "ANNUITY PROVISIONS"). To compensate the Company for this risk, the Company charges an annual Income Rider Fee (the "Rider Fee"). On or before Maturity Date, the Rider Fee is deducted on each certificate anniversary. The amount of the Rider Fee is equal to .25% multiplied by the Income Base in effect on that certificate anniversary. The fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.

         In the case of full withdrawal of contract value on any date other than the certificate anniversary, the Company will deduct the Rider Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Rider Fee is equal to .25% multiplied by the Income Base immediately prior to withdrawal. The Rider Fee will not be deducted during the annuity period. For purposes of determining the Rider Fee, annuity payment commencement shall be treated as a full withdrawal.

         THE INCOME BENEFIT DOES NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, THE INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BENEFIT," WITHDRAWALS WILL REDUCE THE INCOME BENEFIT.

                             CHARGES AND DEDUCTIONS

         Charges and deductions are assessed against purchase payments, contract values or annuity payments. Currently, there are no deductions made from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying prospectus of the Trust.

WITHDRAWAL CHARGES

         If a withdrawal is made from the contract by an owner before the maturity date of the certificate, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract for the owner less than seven complete years. There is never a withdrawal charge with respect to earnings accumulated for an owner in the contract, certain other free withdrawal amounts described below or purchase payments by or on behalf of the owner that have been in the contract more than seven complete years. In no event may the total withdrawal charges exceed 6% of the total purchase payments made by or on behalf of the owner. The amount of the withdrawal charge and when it is assessed is discussed below:

         1. Each withdrawal is allocated first to the "free withdrawal amount" and second to "unliquidated purchase payments" for each certificate. In any certificate year, the free withdrawal amount for that year is the greater of (1) the excess of the owner's contract value on the date of withdrawal over the unliquidated purchase payments made by or on behalf of the owner (the accumulated earnings on the owner's certificate) or (2) the excess of (i) over
(ii), where (i) is 10% of total purchase payments made by or on behalf of the owner and (ii) is all prior partial withdrawals made by or on behalf of the owner in that certificate year. Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge.

         2. If an owner makes a withdrawal for an amount in excess of the free withdrawal amount, the excess will be allocated to purchase payments made by or on behalf of the owner which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments made by or on behalf of the owner equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.

         3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

                                NUMBER OF COMPLETE YEARS
                                  PURCHASE PAYMENT IN                           WITHDRAWAL CHARGE
                                        CONTRACT                                   PERCENTAGE
                                -----------------------------------------------------------------
                                           0                                           6%
                                           1                                           6%
                                           2                                           5%
                                           3                                           5%
                                           4                                           4%
                                           5                                           3%
                                           6                                           2%
                                           7+                                          0%

         The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

         4. The withdrawal charge is deducted from the owner's contract value remaining after the owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge plus market value charge.

         5. There is generally no withdrawal charge on distributions made as a result of the death of the owner or, if applicable, annuitant (see "DEATH BENEFIT BEFORE MATURITY DATE - Amount of Death Benefit") and no withdrawal charges are imposed on the maturity date if the owner annuitizes as provided in the contract.

         The amount collected from the withdrawal charge will be used to reimburse the Company for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

         For examples of calculation of the withdrawal charge, see Appendix A. See Appendix D for information on withdrawal charges applicable to certain contracts which are no longer being issued (Ven 8 contracts). Withdrawals from the fixed account investment options may be subject to a market value charge in addition to the withdrawal charge described above (see "FIXED ACCOUNT INVESTMENT OPTIONS"). The Company reserves the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.

REDUCTION OR ELIMINATION OF WITHDRAWAL CHARGES

         The amount of the withdrawal charge on a contract or certificate may be reduced or eliminated when some or all of the certificates are to be sold to a group of individuals in such a manner that results in savings of sales expenses. The entitlement to such a reduction in the withdrawal charge will be determined by the Company in the following manner:

         1. The size and type of group to which the sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of sales with fewer sales contacts.

         2. The total amount of purchase payments to be received will be considered. Per dollar sales expenses are likely to be less on larger purchase payments than on smaller ones.

         3. Any prior or existing relationship with the Company will be considered. Certificate sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing more sales with fewer sales contacts.

         4. The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer certificates in connection with financial planning programs offered on a fee for service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the certificates, thereby reducing the Company's sales expenses.

         5. There may be other circumstances of which the Company is not presently aware, which could result in reduced sales expenses.

         If, after consideration of the foregoing factors, it is determined that there will be a reduction in sales expenses, the Company will provide a reduction in the withdrawal charge. The withdrawal charge will be eliminated when a certificate is issued to an officer, director or employee (or a relative thereof) of the Company, Manulife, the Trust or any of their affiliates. In no event will reduction or elimination of the withdrawal charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

         Withdrawal Charge Waiver in Connection with Clinton's Administration's Fiscal Year 1999 Budget Proposal

         The Clinton administration's Fiscal Year 1999 Budget proposal dated February 2, 1998 (the "1999 Budget Proposal") contains proposals to change the taxation of non-qualified annuity contracts (see "FEDERAL TAX MATTERS - Introduction."). While it is uncertain whether the 1999 Budget Proposal will become law, if the 1999 Budget Proposal is enacted substantially as proposed, withdrawal charges will be waived on purchase payments made on or after February 2, 1998, provided such amounts are withdrawn within 60 days of the date that the 1999 Budget Proposal becomes law. The Company reserves the right to terminate this withdrawal charge waiver at any time. If the waiver is terminated, purchase payments made from February 2, 1998 to the termination date of the waiver will not be subject to withdrawal charge as provided above. This waiver does not affect a contract owner's right to cancel a contract within the ten day right to review period (see "OTHER CONTRACT PROVISIONS -- Ten Day Right to Review"). Withdrawals may be subject to income tax to the extent of earnings under the contract and, if made prior to age 59 1/2, generally will be subject to a 10% IRS penalty tax (see "FEDERAL TAX MATTERS - Taxation of Partial and Full Withdrawals").

ADMINISTRATION FEES

         Except as noted below, the Company will deduct each year an annual administration fee of $30 from each owner's contract value as partial compensation for the cost of providing all administrative services attributable to the contracts and certificates and the operations of the Variable Account and the Company in connection with the contracts and certificates. However, if prior to the maturity date the contract value is greater than or equal to $100,000 at the time of the fee's assessment, the fee will be waived. Prior to the maturity date, this administration fee is deducted on the last day of each certificate year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the sum of the investments options. If an owner's entire contract value is withdrawn on other than the last day of any certificate year, the $30 administration fee will be deducted from the amount paid. During the annuity period, the fee is deducted on a pro-rata basis from each annuity payment. See Appendix D for the administration fee applicable to certain contracts which are no longer being issued (Ven 8 contracts).

         A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is also deducted from each sub-account to reimburse the Company for administrative expenses. This asset-based administrative charge will not be deducted from the fixed account investment options. The charge will be reflected in each owner's contract value as a proportionate reduction in the value of each variable investment account. Because this portion of the administrative fee is a percentage of assets rather than a flat amount, larger contract values will in effect pay a higher proportion of this portion of the administrative expense than smaller contract values.

         The Company does not expect to recover from such fees any amount in excess of its accumulated administrative expenses. Even though administrative expenses may increase, the Company guarantees that it will not increase the amount of the administration fees as to any certificates issued prior to the effective date of the Company's modification of such fees. There is no necessary relationship between the amount of the administrative charge imposed on a given certificate and the amount of the expense that may be attributed to that certificate.

REDUCTION OR ELIMINATION OF ANNUAL ADMINISTRATION FEE

         The amount of the annual administration fee on a contract or a certificate may be reduced or eliminated when some or all of the certificates are to be sold to a group of individuals in such a manner that results in savings of administration expenses. The entitlement to such a reduction or elimination of the administration charges will be determined by the Company in the following manner:

         1. The size and type of group to which administrative services are to be provided will be considered.

         2. The total amount of purchase payments to be received will be considered.

         3. There may be other circumstances of which the Company is not presently aware, which could result in reduced administrative expense.

         If, after consideration of the foregoing factors, it is determined that there will be a reduction or elimination of administration expenses, the Company will provide a reduction in the annual administration fee. In no event will reduction or elimination of the administration fees be permitted where such reduction or elimination will be unfairly discriminatory to any person. The Company may waive all or a portion of the administration fee when a certificate is issued to an officer, director or employee, or relative thereof, of the Company, Manulife, the Trust or any of their affiliates.

MORTALITY AND EXPENSE RISK CHARGE

         The mortality risk assumed by the Company is the risk that annuitants may live for a longer period of time than estimated. The Company assumes this mortality risk by virtue of annuity rates incorporated into the contract which cannot be changed with respect to existing certificates. This assures each annuitant that his longevity will not have an adverse effect on the amount of annuity payments. Also, the Company guarantees that if an owner dies before the maturity date, it will pay a death benefit (see "DEATH BENEFIT BEFORE MATURITY DATE"). The expense risk assumed by the Company is the risk that the administration charges or withdrawal charge may be insufficient to cover actual expenses.

         To compensate it for assuming these risks, the Company currently deducts from each of the sub-accounts a daily charge in an amount equal to 1.25% of the value of the variable investment accounts on an annual basis, consisting of .8% for the mortality risk and .45% for the expense risk. The charge will be reflected in each owner's contract value as a proportionate reduction in the value of each variable investment account. The rate of the mortality and expense risk charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. The Company may issue contracts and certificates with a mortality or expense risk charge at rates less than those set out above, if it concludes that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the contracts and certificates have been generally designed. If the charge is insufficient to cover the actual cost of the mortality and expense risks undertaken, the Company will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to the Company and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, where an owner elects benefits payable on a variable basis, the mortality and expense risk charge is assessed although the Company bears only the expense risk and not any mortality risk. The mortality and expense risk charge is not assessed against the fixed account investment options.

TAXES

         The Company reserves the right to charge, or provide for, certain taxes against purchase payments (either at the time of payment or liquidation), contract values, payment of death benefit or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which the Company determines to have resulted from the (i) establishment or maintenance of the Variable Account, (ii) receipt by the Company of purchase payments, (iii) issuance of the contracts or certificates, or (iv) commencement or continuance of annuity payments under the contracts or certificates. In addition, the Company will withhold taxes to the extent required by applicable law.

         Except for residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted from the contract value used to provide for fixed or variable annuity payments. For residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted upon payment of any withdrawal benefits, upon any annuitization, or payment of death benefits. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 3.5% depending on the jurisdiction and the tax status of the contract and are subject to change by the legislature or other authority (see "APPENDIX B: STATE PREMIUM TAXES").

                               FEDERAL TAX MATTERS

INTRODUCTION

         The following discussion of the Federal income tax treatment of the contract or certificate is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of a group annuity contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

         The 1999 Budget Proposal contains proposals to change the taxation of non-qualified annuity contracts. The 1999 Budget Proposal proposes to tax exchanges of variable contracts for fixed contracts, exchanges of fixed contracts for variable contracts, exchanges of variable contracts for variable contracts and reallocation within variable contracts. Currently, owners of annuity contracts may exchange their contracts for another annuity without currently incurring tax, and reallocations among investment options are not treated as a taxable exchange. In addition, the 1999 Budget Proposal proposes that the contract owner's basis in annuity contracts be reduced annually by 1.25% of the cash value for purposes of determining the taxable gain on surrenders, withdrawals, and all annuity payments except those made for life at the rates guaranteed in the contract. Currently, basis in annuity contracts is not reduced by this amount. The 1999 Budget Proposal states that it generally would apply only to contracts issued after the date of first congressional committee action, but that the new exchange and reallocation rules would also apply to any existing contract that was materially changed. While it is uncertain whether the 1999 Budget Proposal will become law, if the 1999 Budget Proposal is enacted substantially as proposed, withdrawal charges will be waived (see "CHARGES AND DEDUCTIONS Reduction or Elimination of Withdrawal Charge").

         This discussion does not address state or local tax consequences associated with the purchase of a contract or certificate. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR CERTIFICATE OR OF ANY TRANSACTION INVOLVING A CONTRACT OR CERTIFICATE.

THE COMPANY'S TAX STATUS

         The Company is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a contract. The Company does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Variable Account, and therefore the Company does not intend to make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provisions for such taxes.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL DURING ACCUMULATION PERIOD

         Under existing provisions of the Code, except as described below, any increase in an owner's contract value is generally not taxable to the owner or annuitant until received, either in the form of annuity payments as contemplated by the certificate, or in some other form of distribution. However, certain requirements must be satisfied in order for this general rule to apply, including: (1) the certificate must be owned by an individual (or treated as owned by an individual), (2) the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department regulations, (3) the Company, rather than the owner, must be considered the owner of the assets of the Variable Account for Federal tax purposes, and (4) the certificate must provide for appropriate amortization, through annuity payments, of the certificate's purchase payments and earnings, e.g., the maturity date must not occur at too advanced an age.

         Non-Natural Owners. As a general rule, deferred annuity contracts (or certificates) held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for Federal income tax purposes. The investment income on such contracts (or certificates) is taxed as ordinary income that is received or accrued by the owner during the taxable year. There are several exceptions to this general rule for non-natural owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. Thus, if a group annuity contract is held by a trustee, certificate owners who are individuals should be treated as owning an annuity contract for Federal tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

         In addition, exceptions to the general rule for non-natural owners will apply with respect to (1) certificates acquired by an estate of a decedent by reason of the death of the decedent, (2) certain qualified contracts or certificates, (3) certain annuities purchased by employers upon the termination of certain qualified plans, (4) certain annuities used in connection with structured settlement agreements, and (5) annuities purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

         Loss of Interest Deduction Where Certificates are Held by or for the Benefit of Certain Non-Natural Persons. In the case of certificates issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, recent changes in the tax law may result in otherwise deductible interest no longer being deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the certificate. However, this interest deduction disallowance does not affect certificates where the income on such certificates is treated as ordinary income that is received or accrued by the owner during the taxable year. Entities that are considering purchasing the certificate, or entities that will be beneficiaries under a certificate, should consult a tax advisor.

         Diversification Requirements. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a certificate would not be treated as an annuity contract for Federal income tax purposes and an owner would be taxable currently on the excess of his or her contract value over the premiums he or she paid for the certificate.

         Although the Company does not control the investments of the Trust, it expects that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."

         Ownership Treatment. In certain circumstances, a variable annuity owner may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the variable annuity owner's gross income. The IRS has stated in published rulings that a variable annuity owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

         The ownership rights under this certificate are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyholders were not owners of separate account assets. For example, an owner under this certificate has the choice of many more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract and certificate as necessary to attempt to prevent owners from being considered the owners of the assets of the Variable Account.

         Delayed Maturity Dates. If the maturity date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the certificate would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the certificate could be currently includible in the owner's income.

         The remainder of this discussion assumes that the contract will be treated as an annuity contract for Federal income tax purposes and that the Company will be treated as the owner of the Variable Account assets.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

         In the case of a partial withdrawal, amounts received are includible in income to the extent the owner's contract value before the withdrawal exceeds his or her "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes the investment in the contract at any time equals the total of the purchase payments made under the certificate to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain contributions to qualified plans) less any amounts previously received from the certificate which were not included in income.

         Other than in the case of certain qualified contracts or certificates, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. (Loans, assignments and pledges are permitted only in limited circumstances under qualified contracts.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in a certificate without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her contract value and the "investment in the contract" at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

         The certificate provides a death benefit that in certain circumstances may exceed the greater of the purchase payments made by or on behalf of an owner and the contract value. As described elsewhere in this Prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that those charges (or some portion thereof) could be treated for Federal income tax purposes as a partial withdrawal from the certificate.

         There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

TAXATION OF ANNUITY PAYMENTS

         Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed annuity option, adjusted for any period certain or refund feature, to the total expected value of annuity payments for the term of the contract (determined under Treasury Department regulations). A simplified method of determining the taxable portion of annuity payments applies to certificates issued in connection with certain qualified plans other than IRAs.

         Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his or her last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS

         Amounts may be distributed from a certificate because of the death of an owner or an annuitant. Prior to the maturity date, such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or
(2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. After the maturity date, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

         There is a 10% penalty tax on the taxable amount of any payment from a non-qualified certificate unless the payment is: (a) received on or after the owner reaches age 59 1/2; (b) attributable to the owner becoming disabled (as defined in the tax law); (c) made to a beneficiary on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the annuitant or for the joint lives (or joint life expectancies) of the annuitant and designated beneficiary (as defined in the tax law), (e) made under a certificate purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the certificate and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or (f) made with respect to certain annuities issued in connection with structured settlement agreements. (A similar penalty tax, applicable to distributions from certain qualified contracts, is discussed below.)

AGGREGATION OF CONTRACTS

         In certain circumstances, the amount of an annuity payment or a withdrawal from a certificate that is includible in income may be determined by combining some or all of the non-qualified certificates and annuity contracts owned by an individual. For example, if a person purchases a certificate offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts or certificates from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.

QUALIFIED RETIREMENT PLANS

         The certificates are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the certificate with the various types of qualified plans.

         The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from qualified contracts (or certificates), where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that the owner may claim for such contribution, are limited under qualified plans. If this certificate is used in connection with a qualified plan, the owner and annuitant must be the same individual. If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

         In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, failure to comply with minimum distribution requirements applicable to qualified plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. In the case of IRAs, distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other qualified plans, distributions of such minimum amounts generally must commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

         There is also a 10% penalty tax on the taxable amount of any payment from certain qualified contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a "SIMPLE retirement account" during the 2-year period beginning on the date the individual first participated in any qualified salary reduction agreement (as defined in the tax law) maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of qualified plan. In the case of an "Individual Retirement Annuity" or an "IRA", including a "SIMPLE IRA," exceptions provide that the penalty tax does not apply to a payment (a) received on or after the owner reaches age 59 1/2, (b) received on or after the owner's death or because of the owner's disability (as defined in the tax law), or (c) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law). These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other qualified plans (although, in the case of plans qualified under Sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs taken after December 31, 1997 which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. Owners wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

         When issued in connection with a qualified plan, a contract and certificate will be amended as generally necessary to conform to the requirements of the type of plan. However, owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract and certificate. In addition, the Company shall not be bound by terms and conditions of qualified plans to the extent such terms and conditions contradict the contract or certificate, unless the Company consents.

QUALIFIED PLAN TYPES

         Following are brief descriptions of various types of qualified plans in connection with which the Company may issue a certificate.

         Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "IRA." IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. The certificate may not, however, be used in connection with an "Education IRA" under Section 530 of the Code.

         IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the certificate's death benefit could be viewed as providing life insurance coverage with the result that the certificate would not be viewed as satisfying the requirements of an IRA.

         Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see "Individual Retirement Annuities"), there is some uncertainty regarding the tax treatment of the certificate's death benefit for purposes of the tax rules governing IRAs (which would include SEP-IRAs). Employers intending to use the contract or certificates in connection with such plans should seek competent advice.

         SIMPLE IRAs. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see "Individual Retirement Annuities"), there is some uncertainty regarding the proper characterization of the certificate's death benefit for purposes of the tax rules governing IRAs (which would include SIMPLE IRAs). Employees intending to use the contract in connection with such plans should seek competent advice.

         Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract or certificates in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments made by or on behalf of an owner and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental death benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the contract or certificates in connection with such plans should seek competent advice.

         Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts or certificates for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts or certificates. In particular, purchasers should consider that the contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments made by or on behalf of an owner and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.

         Tax-sheltered annuity contracts must contain restrictions on withdrawals of (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of the year beginning before January 1, 1989. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

         Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a contract or certificate purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes. Those who intend to use the contracts or certificates in connection with such plans should seek competent advice.

         Roth IRAs. Recently enacted Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income. Additionally, the eligibility and mandatory distribution requirements for Roth IRAs differ from non-Roth IRAs. Furthermore, a rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover contribution to a Roth IRA from another Roth IRA or from a non-Roth IRA, but only if such rollover contribution meets the rollover requirements for IRAs under Section 408(d)(3) of the Code. In the case of a qualified rollover contribution or a transfer from a non-Roth IRA to a Roth IRA, any portion of the amount rolled over which would be includible in gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in gross income. However, the 10 percent penalty tax on premature distributions generally will not apply.

         All or part of amounts in a non-Roth IRA may be converted into a Roth IRA. Such a conversion can be made without taking an actual distribution from the IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible to make a qualified rollover distribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of the IRA value in gross income, as described above. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

         Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after the owner attains age 59 1/2, (b) made after the owner's death, (c) attributable to the owner being disabled, or (d) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. Second, the payment or distribution must be made in a taxable year that is at least five years after
(a) the first taxable year for which a contribution was made to any Roth IRA established for the owner, or (b) in the case of a payment or distribution properly allocable to a qualified rollover contribution from a non-Roth IRA (or income allocable thereto), the taxable year in which the rollover contribution was made. A distribution from a Roth IRA which is not a qualified distribution is generally taxed in the same manner as a distribution from non-Roth IRAs. Distributions from a Roth IRA need not commence at age 70 1/2.

         As described above (see "Individual Retirement Annuities"), there is some uncertainty regarding the proper characterization of the contract's death benefit for purposes of the tax rules governing IRAs (which include Roth IRAs). Persons intending to use the contract in connection with a Roth IRA should seek competent advice.

         The state income tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. A tax advisor should be consulted regarding the state law treatment of a Roth IRA.

DIRECT ROLLOVERS

         If the certificate is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the certificate will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such qualified plans, excluding certain amounts such as (i) minimum distributions required under Section 401(a)(9) of the Code, and (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

         Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the certificate, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the distributee elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

         The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a certificate unless the distributee notifies the Company at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, the Company may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and rollovers from non-Roth IRAs to Roth IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                                 GENERAL MATTERS

TAX DEFERRAL

         The status of the contract as an annuity generally allows all earnings on the underlying investments to be tax-deferred until withdrawn or until annuity payments begin (see "FEDERAL TAX MATTERS"). This tax deferred treatment may be beneficial to owners in building assets in a long-term investment program.

PERFORMANCE DATA

         Each of the sub-accounts may in its advertising and sales materials quote total return figures. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Non-standardized total return figures may be quoted assuming both (i) redemption at the end of the time period and
(ii) not assuming redemption at the end of the time period. Standardized figures include total return figures from: (i) the inception date of the sub-account of the Variable Account which invests in the portfolio or (ii) ten years, whichever period is shorter. Non-standardized figures include total return numbers from
(i) inception date of the portfolio or (ii) ten years, whichever period is shorter. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and, where less than ten years, the inception date of the sub-account, in the case of standardized returns, and the inception date of the portfolio, in the case of non-standardized returns. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. For total return figures quoted for periods prior to the commencement of the offering of this contract, August 9, 1994, standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts offered by the Company, adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc. into the Trust, the inception date of the applicable predecessor Manulife Series Fund Inc. portfolio) adjusted to reflect current contract charges. Past performance figures quoted are not intended to indicate future performance of any sub-account. More detailed information on the computations is set forth in the Statement of Additional Information.

FINANCIAL STATEMENTS

         Financial Statements for the Variable Account and the Company are contained in the Statement of Additional Information.

ASSET ALLOCATION AND TIMING SERVICES

         The Company is aware that certain third parties are offering asset allocation and timing services in connection with the contracts. In certain cases the Company has agreed to honor transfer instructions from such asset allocation and timing services where it has received powers of attorney, in a form acceptable to it, from the owners participating in the service. THE COMPANY DOES NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND GROUPHOLDERS/OWNERS SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS AND CERTIFICATES.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

         Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement,
(3) death, or (4) the participant's attainment of age 70 1/2. Accordingly, before any amounts may be distributed from the contract, proof must be furnished to the Company that one of the four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers his or her contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts issued under the ORP.

DISTRIBUTION OF CONTRACTS

         MSS located at 73 Tremont Street, Boston, Massachusetts 02108, a Delaware limited liability company controlled by the Company, is the principal underwriter of the contracts and certificates in addition to providing advisory services to the Trust. MSS is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). MSS has entered into an exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan is a broker-dealer registered under the 1934 Act and a member of the NASD. Wood Logan is a wholly owned subsidiary of a holding company that is 62.5% owned by The Manufacturers Life Insurance Company (U.S.A.), 22.5% owned by MRL Hoflding, LLC and 15% owned by the principals of Wood Logan. Sales of the contracts and certificates will be made by registered representatives of broker-dealers authorized by MSS to sell them. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. MSS will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 6% of purchase payments. In addition, MSS may pay trail compensation after the first certificate year, which under normal circumstances will not exceed 0.75% of contract value per year. MSS may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, MSS will provide reimbursement of certain sales and marketing expenses. MSS will pay the promotional agent for providing marketing support for the distribution of the contracts and certificates.

OWNER INQUIRIES

         All owner inquiries should be directed to the Company's Annuity Service Office at P.O. Box 9230, Boston, Massachusetts 02205-9230.

CONFIRMATION STATEMENTS

         Owners will be sent confirmation statements for certain transactions in their account. Owners should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the Company's Annuity Service Office. If the owner fails to notify the Company's Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, the owner will be deemed to have ratified the transaction.

LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor MSS are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

OTHER INFORMATION

         A registration statement has been filed with the SEC under the 1933 Act with respect to the variable portion of the contracts discussed in this Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus or the Statement of Additional Information concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

YEAR 2000 ISSUES

         Like other business organizations and individuals, the Company would be adversely affected if its computer systems and those of its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Company is completing an assessment of the Year 2000 impact on its systems and business processes. Management believes that the Company will complete its Year 2000 project for all critical systems and processes by September 30, 1998, prior to any anticipated impact on the critical systems and processes.

         The date on which the Company believes it will complete the Year 2000 project is based on management's best estimates, which were derived utilizing numerous assumptions of future events. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer code, and other similar uncertainties.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

General Information and History.......................................         3
Performance Data......................................................         3
Services
       Independent Auditors...........................................        10
       Servicing Agent................................................        10
       Principal Underwriter..........................................        10
Cancellation of Certificate...........................................        10
Financial Statements..................................................        11

                                   APPENDIX A

EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE*

Example 1 - Assume a single payment of $50,000 is made by an owner into the contract and a certificate is issued. No transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the contract value of the certificate were completely withdrawn. This illustration is based on hypothetical contract values.


   CERTIFICATE         HYPOTHETICAL              FREE                                       WITHDRAWAL
      YEAR               CONTRACT             WITHDRAWAL           PAYMENTS                   CHARGE
                           VALUE                AMOUNT            LIQUIDATED       -----------------------------
                                                                                       PERCENT            AMOUNT
----------------------------------------------------------------------------------------------------------------
        2                 55,000                 5,000(a)            50,000              6%               3,000
        4                 50,500                 5,000(b)            45,500              5%               2,275
        6                 60,000                10,000(c)            50,000              3%               1,500
        8                 70,000                20,000(d)            50,000              0%                     0


(a) During any certificate year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made by the owner less any prior partial withdrawals in that certificate year. In the second certificate year the earnings under the contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (contract value less free withdrawal amount).

(b) In the example for the fourth certificate year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 X 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (contract value less free withdrawal amount).

(c) In the example for the sixth certificate year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (contract value less free withdrawal amount).

(d) There is no withdrawal charge on any payments liquidated that have been in the contract for at least 7 years.

         Example 2 - Assume a single payment of $50,000 is made by an owner into the contract and a certificate is issued. No transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third certificate year of $2,000, $5,000, $7,000, and $8,000. The illustration below is based on hypothetical contract values.

     HYPOTHETICAL       PARTIAL WITHDRAWAL         FREE                                        WITHDRAWAL
       CONTRACT              REQUESTED          WITHDRAWAL          PAYMENTS                     CHARGE
         VALUE                                    AMOUNT           LIQUIDATED        ----------------------------
                                                                                       PERCENT             AMOUNT
-----------------------------------------------------------------------------------------------------------------
        65,000                 2,000             15,000(a)               0                5%                  0
        49,000                 5,000              3,000(b)           2,000                5%                100
        52,000                 7,000              4,000(c)           3,000                5%                150
        44,000                 8,000                  0(d)           8,000                5%                400

(a) The free withdrawal amount during any certificate year is the greater of the contract value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that certificate year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

 (b) The contract has negative accumulated earnings ($49,000-$50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current certificate year, the remaining free withdrawal amount during the third certificate year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(c) The contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals
         ($5,000-$2,000-$5,000<0). Hence the free withdrawal amount is $4,000.
         Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(d) The free withdrawal amount is zero since the contract has negative accumulated earnings ($44,000-$45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next certificate year the full 10% of payments would be available again for withdrawal requests during that year.

* Examples do not illustrate withdrawal charges applicable to Ven 8 contracts.

                                   APPENDIX B

STATE PREMIUM TAXES

         Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax advisor should be consulted.

                                                                                TAX RATE

                                                                    QUALIFIED              NON-QUALIFIED
STATE                                                               CONTRACTS                CONTRACTS
--------------------------------------------------------------------------------------------------------
CALIFORNIA...........................................                  .50%                     2.35%
DISTRICT OF COLUMBIA.................................                 2.25%                     2.25%
KENTUCKY.............................................                 2.00%                     2.00%
MAINE................................................                  .00%                     2.00%
NEVADA...............................................                  .00%                     3.50%
PUERTO RICO..........................................                 1.00%                     1.00%
SOUTH DAKOTA*........................................                  .00%                     1.25%
WEST VIRGINIA........................................                 1.00%                     1.00%
WYOMING..............................................                  .00%                     1.00%

* Premium tax paid upon receipt of premium (no tax at annuitization if tax paid on premium at issue).

                                   APPENDIX C

PENNSYLVANIA MAXIMUM MATURITY AGE

For all certificates issued in Pennsylvania the maximum maturity age based upon the issue age of the annuitant is as follows:

        ISSUE AGE                             MAXIMUM MATURITY AGE
--------------------------------------------------------------------------------
        70 or less                                    85
        71-75                                         86
        76-80                                         88
        81-85                                         90
        86-90                                         93
        91-93                                         96
        94-95                                         98
        96-97                                         99
        98-99                                        101
        100-101                                      102
        102                                          103
        103                                          104
        104                                          105
        105                                          106

         It is required that the annuitant exercise a settlement annuity option no later than the maximum maturity age stated above. For example an annuitant age 60 at issue must exercise a settlement option prior to the attainment of age
86. The Company will use the issue age of the youngest named annuitant in the determination of the required settlement option date.

         If certificates are issued with annuitants over age 84, a withdrawal charge could be imposed if they terminate the certificate rather than elect a settlement option upon attainment of the maximum maturity age. This is a result of the restrictions by Pennsylvania in combination with the 7-year withdrawal charge schedule of the certificate.

                                   APPENDIX D

PRIOR CONTRACTS

         Prior to February, 1995, the Company issued a class of variable annuity contract which is no longer being issued but under which purchase payments may continue to be made ("prior contract") -- "Ven 8" contracts, which were sold during the period from September, 1992 until February, 1995.

         The principal differences between the contract offered by this Prospectus and the prior contract relate to the investment options available under the contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the contracts, the charges made by the Company and the death benefit provisions.

INVESTMENT OPTIONS


         The investment options under the prior contract differ as follows from the investment options described in this Prospectus. The prior contract does not allow for investments in the five and seven year fixed account investments options. The prior contract allows investments in a six year fixed account investment option not available under the contract offered by this Prospectus. The prior contract does not provide the Company the authority to offer additional fixed account investment options for any yearly period from two to ten years.


FIXED ACCOUNT MINIMUM INTEREST GUARANTEE

         The minimum interest rate to be credited for any guarantee period under the fixed portion of the prior contract is 4%.

MARKET VALUE CHARGE

         For purposes of calculating the market value adjustment factor (see "Fixed Account Investment Options - Market Value Charge") the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2x(A-4%) and never less than zero. ("A" is the guaranteed interest rate on the investment account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.)

         There will be no market value charge on withdrawals from the fixed account investment options in the following situations: (a) death of the annuitant; (b) amounts withdrawn to pay fees or charges; (c) amounts applied at the maturity date to purchase an annuity as provided in the certificate; (d) amounts withdrawn from three and six year investment accounts within one month prior to the end of the guarantee period; and (e) amounts withdrawn in any year that do not exceed 10% of total purchase payments less any prior partial withdrawals in that certificate year.

         Notwithstanding application of the market value adjustment formula, in no event will the market value charge (i) exceed the earnings attributable to the amount withdrawn from an investment account, (ii) together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or (iii) reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract. The cumulative effect of the market value and withdrawal charges (or the effect of the withdrawal charge itself) could, however, result in a owner receiving total withdrawal proceeds of less than the owner's investment in the contract.

WITHDRAWAL CHARGES

         The withdrawal charges under the prior contract differ from the withdrawal charges described in this Prospectus.

Prior Contract Withdrawal Charge

         The withdrawal charge assessed under the prior contract is as follows:

         If a withdrawal is made from the contract by an owner before the maturity date of the certificate, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract for the owner less than six complete years. There is never a withdrawal charge with respect to earnings accumulated for an owner in the contract, certain other free withdrawal amounts described below or purchase payments by or on behalf of the owner that have been in the contract more than six complete years. In no event may the total withdrawal charges exceed 6% of the total purchase payments made by or on behalf of the owner. The amount of the withdrawal charge and when it is assessed is discussed below:

         1. Each withdrawal is allocated first to the "free withdrawal amount" and second to "unliquidated purchase payments" for each certificate. In any certificate year, the free withdrawal amount for that year is the greater of (1) the excess of the owner's contract value on the date of withdrawal over the unliquidated purchase payments made by or on behalf of the owner (the accumulated earnings on the owner's certificate) or (2) 10% of total purchase payments made by or on behalf of the owner less any prior partial withdrawals by the owner in that certificate year. Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge.

         2. If an owner makes a withdrawal for an amount in excess of the free withdrawal amount, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.

         3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

         NUMBER OF COMPLETE YEARS                         WITHDRAWAL CHARGE
       PURCHASE PAYMENT IN CONTRACT                          PERCENTAGE
--------------------------------------------------------------------------------
                     0                                           6%
                     1                                           6%
                     2                                           5%
                     3                                           4%
                     4                                           3%
                     5                                           2%
                     6+                                          0%

         The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

         4. The withdrawal charge is deducted from the owner's contract value remaining after the owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge and market value charge.

         5. There is generally no withdrawal charge on distributions made as a result of the death of the annuitant or owner and no withdrawal charges are imposed on the maturity date if the owner annuitizes as provided in the contract.

OTHER CONTRACT CHARGES

         The prior contract makes no provision for the waiver of the $30 annual administration fee when prior to the maturity date the contract value equals or exceeds $100,000 at the time of the fee's assessment.

DEATH BENEFIT PROVISIONS

Prior Contract Death Benefit Provisions

         The provisions governing the death benefit prior to the maturity date under the prior contract are as follows:

         Death of Annuitant who is not the Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the owner is not the annuitant and the annuitant dies before the owner and before the maturity date. If there is more than one such annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant. The minimum death benefit will be paid either as a lump sum or in accordance with any of the annuity options available under the contract. An election to receive the death benefit under an annuity option must be made within 60 days after the date on which the death benefit first becomes payable. Rather than receiving the minimum death benefit, the beneficiary may elect to continue his or her participation under the contract as a new owner. (In general, a beneficiary who makes such an election will nonetheless be treated for Federal income tax purposes as if he or she had received the minimum death benefit.)

         Death of Annuitant who is the Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the owner is the annuitant, dies before the maturity date and is not survived by a co-annuitant. If the certificate is a non-qualified certificate, the owner is the annuitant and the owner dies before the maturity date survived by a co-annuitant, the Company, instead of paying the minimum death benefit to the beneficiary, will pay to the successor owner an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge. If the certificate is a non-qualified certificate, distribution of the minimum death benefit to the beneficiary (or of the amount payable to the successor owner) must be made within five years after the owner's death. If the beneficiary or successor owner, as appropriate, is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the beneficiary (or the successor owner, as appropriate) or over a period not in excess of the life expectancy of the beneficiary (or the successor owner, as appropriate). If the owner's spouse is the beneficiary (or the successor owner, as appropriate) that spouse may elect to continue his or her participation under the contract as a new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when a owner dies generally will apply when that spouse, as the owner, dies.

         Death of Owner who is not the Annuitant. If the owner is not the annuitant and dies before the maturity date and before the annuitant, the successor owner shall have the ownership rights of the owner and will be entitled to the owner's interest in the contract. If the certificate is a non-qualified contract, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid to the successor owner. Distribution of the amount to the successor owner must be made within five years of the owner's death. If the successor owner is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the successor owner (or over a period not greater than the successor owner's life expectancy). If the owner's spouse is the successor owner, that spouse may elect to continue his or her participation under the contract as a new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when an owner dies generally will apply when that spouse, as the owner, dies.

         For purposes of these death benefit provisions applicable on an owner's death (whether or not such owner is an annuitant), if a non-qualified certificate has more than one individual owner, death benefits must be paid as provided in the contract upon the death of any such owner. If both owners are individuals, the distributions will be made to the remaining owner rather than to the successor owner.

         Entity as Owner. In the case of a non-qualified certificate where the owner is not an individual (for example, the owner is a corporation or a trust), the special rules stated in this paragraph apply. For purposes of distributions of death benefits before the maturity date, any annuitant under the certificate will be treated as the owner, and a change in the annuitant or any co-annuitant shall be treated as the death of the owner. In the case of distributions which result from a change in an annuitant when the annuitant does not actually die, the amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

         If a non-qualified certificate has both an individual and a non-individual owner, death benefits must be paid as provided in the contract upon the death of any annuitant, a change in any annuitant, or the death of any individual owner, whichever occurs earlier.

         The minimum death benefit during the first six certificate years will be equal to the greater of: (a) the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made by or on behalf of the owner, less any amount deducted in connection with partial withdrawals made by the owner. During any subsequent six contract year period, the minimum death benefit will be the greater of (a) the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit on the last day of the previous six certificate year period plus any purchase payments made by or on behalf of the owner and less any amount deducted in connection with partial withdrawals made by the owner since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the owner's contract value on the date due proof of death and all required claim forms are received at the Company' Annuity Service Office.

         Death benefits will be paid within seven days of receipt of due proof of death and all required claim forms at the Company's Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed.

OTHER CONTRACT PROVISIONS

Contract Maturity Date

         Under the prior contract, the contract maturity date is the later of the first day of the month following the 85th birthday of the annuitant or the sixth certificate anniversary. The prior contract allows the owner to specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date must be the first day of a month no later than the first day of the month following the 85th birthday of the annuitant.

Annuity Tables Assumed Interest Rate

         A 4% assumed interest rate is built into the annuity tables in the prior contract used to determine the first variable annuity payment to be made under that contract.

Beneficiary

         Under the prior contract certain provisions relating to beneficiary are as follows:

         The beneficiary is the person, persons or entity designated in the application or as subsequently named to whom benefits will be paid on the death of the annuitant. The beneficiary may be changed by the owner during the lifetime of the annuitant and prior to the maturity date subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the owner or the owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts or certificates, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

Ownership

         Under the prior contract certain provisions relating to ownership are as follows:

         The contract is owned by the group holder. However, all contract rights and privileges not expressly reserved to the group holder may be exercised by each owner as to his or her interests as specified in his or her certificate. Prior to the maturity date, an owner is the person designated in an application or as subsequently named. On and after a certificate's maturity date, the annuitant is the owner and after the death of the annuitant, the beneficiary is the owner.

         In the case of non-qualified contracts, ownership of the contract may be changed at any time. In the case of non-qualified certificates, an owner may assign his or her interest in the contract during the lifetime of the annuitant prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a contract or interest therein, or changing the ownership of a contract or certificate, may be treated as a distribution of all or a portion of the contract value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

Modification

         The prior contract does not include "free withdrawal percentage" among contract terms the Company is authorized to change on 60 days' notice to the group holder.

GUARANTEED RETIREMENT INCOME PROGRAM

         The Guaranteed Retirement Income Program is not available for prior contracts.

                        TABLE OF ACCUMULATION UNIT VALUES

===================================================================================
     SUB-ACCOUNT                  UNIT VALUE AT   UNIT VALUE AT     NUMBER OF UNITS
                                  START OF YEAR*   END OF YEAR       AT END OF YEAR
-----------------------------------------------------------------------------------
Pacific Rim Emerging Markets
  1997                             $12.500000      $ 8.180904         18,049.496
-----------------------------------------------------------------------------------
Science & Technology
  1997                             $12.500000      $13.647195         68,696.549
-----------------------------------------------------------------------------------
International Small Cap
  1996                             $12.500000      $13.493094        265,493.981
  1997                              13.493094       13.410016        148,139.543
-----------------------------------------------------------------------------------
Emerging Growth
  1997                             $12.500000      $14.574077         29,183.460
-----------------------------------------------------------------------------------
Pilgrim Baxter Growth
  1997                             $12.500000      $12.327066         33,654.601
-----------------------------------------------------------------------------------
Small/Mid Cap
  1996                             $12.500000      $13.215952        293,815.378
  1997                              13.215952       15.020670        362,356.638
-----------------------------------------------------------------------------------
International Stock
  1997                             $12.500000      $12.652231         18,313.864
-----------------------------------------------------------------------------------
Worldwide Growth
  1997                             $12.500000      $13.965674          8,228.033
-----------------------------------------------------------------------------------
Global Equity
  1992                             $12.003976      $11.790318         28,203.763
  1993                              11.790318       15.450341        985,277.929
  1994                              15.450341       15.500933      2,268,423.530
  1995                              15.500933       16.459655      2,132,127.330
  1996                              16.459655       18.276450      1,785,966.081
  1997                              18.276450       21.770913      1,662,176.913
-----------------------------------------------------------------------------------
Small Company Value
  1997                             $12.500000      $11.898363         21,030.641
-----------------------------------------------------------------------------------
Equity
  1992                             $12.386657      $13.143309        122,807.657
  1993                              13.143309       15.075040      1,315,253.114
  1994                              15.075040       14.786831      1,958,082.571
  1995                              14.786831       20.821819      2,278,573.962
  1996                              20.821819       24.664354      2,007,082.996
  1997                              24.664354       29.002593      1,794,644.944
-----------------------------------------------------------------------------------
Growth
  1996                             $12.500000      $13.727312         98,424.809
  1997                              13.727312       16.968111        276,494.410
-----------------------------------------------------------------------------------
Quantitative Equity
  1997                             $12.500000      $16.107191         32,343.397
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SUB-ACCOUNT               UNIT VALUE AT   UNIT VALUE AT    NUMBER OF UNITS
                               START OF YEAR*   END OF YEAR     AT END OF YEAR
--------------------------------------------------------------------------------
Blue Chip Growth
  1992                          $10.000000      $ 9.923524         58,049.495
  1993                            9.923524        9.413546        707,931.534
  1994                            9.413546        8.837480      1,001,113.147
  1995                            8.837480       11.026969      1,257,014.677
  1996                           11.026969       13.688523      1,223,305.806
  1997                           13.688523       17.134232      1,282,330.299
--------------------------------------------------------------------------------
Real Estate Securities
  1997                          $12.500000      $14.949140         46,874.008
--------------------------------------------------------------------------------
Value
  1997                          $12.500000      $15.057118         41,009.600
--------------------------------------------------------------------------------
International Growth and Income
  1995                          $10.000000      $10.554228        100,475.374
  1996                           10.554228       11.718276        223,718.019
  1997                           11.718276       11.545714        216,124.371
--------------------------------------------------------------------------------
Growth and Income
  1992                          $10.942947      $11.927411        149,476.889
  1993                           11.927411       12.893007      1,610,454.400
  1994                           12.893007       13.076664      2,142,828.604
  1995                           13.076664       16.660889      2,230,320.953
  1996                           16.660889       20.178770      2,214,190.721
  1997                           20.178770       26.431239      2,165,598.782
--------------------------------------------------------------------------------
Equity-Income
  1993                          $10.000000      $11.175534        715,700.792
  1994                           11.175534       11.107620      1,432,473.155
  1995                           11.107620       13.548849      1,741,975.072
  1996                           13.548849       16.011513      1,661,006.752
  1997                           16.011513       20.479412      1,587,287.165
--------------------------------------------------------------------------------
Balanced
  1997                          $12.500000      $14.609853          3,333.690
--------------------------------------------------------------------------------
Aggressive Asset Allocation
  1992                          $10.880194      $11.623893         21,660.089
  1993                           11.623893       12.642493        244,300.482
  1994                           12.642493       12.381395        395,864.362
  1995                           12.381395       14.990551        422,911.593
  1996                           14.990551       16.701647        365,478.331
  1997                           16.701647       19.614359        297,611.885
--------------------------------------------------------------------------------
High Yield
  1997                          $12.500000      $13.890491         59,072.119
--------------------------------------------------------------------------------
Moderate Asset Allocation
  1992                          $11.012835      $11.772128        120,020.418
  1993                           11.772128       12.775798      1,245,900.794
  1994                           12.775798       12.396295      1,690,801.919
  1995                           12.396295       14.752561      1,435,414.191
  1996                           14.752561       15.995076      1,266,755.972
  1997                           15.995076       18.276161      1,089,331.565
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                 UNIT VALUE AT            UNIT VALUE AT           NUMBER OF UNITS
                                            START OF YEAR*            END OF YEAR            AT END OF YEAR
------------------------------------------------------------------------------------------------------------
Conservative Asset Allocation
  1992                                       $11.102574               $11.821212               415,991.541
  1993                                        11.821212                12.705196                56,414.765
  1994                                        12.705196                12.298940               330,900.271
  1995                                        12.298940                14.320582               478,239.388
  1996                                        14.320582                15.113142               325,608.369
  1997                                        15.113142                16.607511               340,682.860
------------------------------------------------------------------------------------------------------------
Strategic Bond
  1993                                       $10.000000               $10.750617               381,406.287
  1994                                        10.750617                 9.965972               564,406.390
  1995                                         9.965972                11.716972               682,547.892
  1996                                        11.716972                13.250563               797,845.050
  1997                                        13.250563                14.500997               763,855.628
------------------------------------------------------------------------------------------------------------
Global Government Bond
  1992                                       $13.322602               $13.415849                56,786.509
  1993                                        13.415849                15.741586               745,370.831
  1994                                        15.741586                14.630721               694,644.982
  1995                                        14.630721                17.772344               586,608.921
  1996                                        17.772344                19.803954               494,576.435
  1997                                        19.803954                20.104158               436,440.899
------------------------------------------------------------------------------------------------------------
Capital Growth Bond
  1997                                       $12.500000               $13.475788                   391.426
------------------------------------------------------------------------------------------------------------
Investment Quality Bond
  1992                                       $13.147350               $13.936240                59,746.432
  1993                                        13.936240                15.118716               319,417.770
  1994                                        15.118716                14.216516               384,804.353
  1995                                        14.216516                16.751499               371,328.627
  1996                                        16.751499                16.943257               361,839.590
  1997                                        16.943257                18.336912               291,735.510
------------------------------------------------------------------------------------------------------------
U.S. Government Securities
  1992                                       $13.015785               $13.651495               212,815.440
  1993                                        13.651495                14.490734               783,550.472
  1994                                        14.490734                14.111357               585,709.535
  1995                                        14.111357                16.083213               494,142.862
  1996                                        16.083213                16.393307               390,696.559
  1997                                        16.393307                17.535478               345,437.781
------------------------------------------------------------------------------------------------------------
Money Market
  1992                                       $12.892485               $13.137257                28,928.622
  1993                                        13.137257                13.303085               331,225.229
  1994                                        13.303085                13.623292             1,079,557.666
  1995                                        13.623292                14.190910               530,610.979
  1996                                        14.190910                14.699636               846,105.590
  1997                                        14.699636                15.241915               454,080.933
------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000
  1997                                       $12.500000               $13.669625                19,900.057
------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820
  1997                                       $12.500000               $14.033299                60,974.946
------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640
  1997                                       $12.500000               $14.066417                59,780.667
------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460
  1997                                       $12.500000               $14.016704                     0.000
------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280
  1997                                       $12.500000               $13.825120                88,291.620
============================================================================================================0

* Units under this series of contracts were first credited under the sub-accounts on September, 1992, except in the case of Blue Chip Growth where units were first credited on December 11, 1992; Equity-Income where units were first credited on February 19, 1992; International Growth and Income where units were first credited on January 9, 1995; Small/Mid Cap and International Small Cap where units were first credited on March 4, 1996; Growth where units were first credited on July 15, 1996; Pacific Rim Emerging Markets, Science & Technology, Emerging Growth, Pilgrim Baxter Growth, International Stock, Worldwide Growth, Quantitative Equity, Real Estate Securities, Value, Balanced, High Yield, Capital Growth Bond, Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, Lifestyle Conservative 280 where units were first credited on January 2, 1997 and Small Company Value where units were first credited on October 1, 1997.

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
  THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                       OF


            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA




                      FLEXIBLE PAYMENT DEFERRED COMBINATION
                    FIXED AND VARIABLE GROUP ANNUITY CONTRACT
                                NON-PARTICIPATING



This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company of North America at the Annuity Service Office, P.O. Box 9230, Boston, Massachusetts 02205-9230 or telephoning (800) 344-1029.

      The date of this Statement of Additional Information is May 1, 1998.



            The Manufacturers Life Insurance Company of North America
                              116 Huntington Avenue
                           Boston, Massachusetts 02116
                                 (617) 266-6004


--------------------------------------------------------------------------------
V22/23.SAI598

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


General Information and History....................................     3
Performance Data...................................................     3
Services
       Independent Auditors........................................    10
       Servicing Agent.............................................    10
       Principal Underwriter.......................................    10
Cancellation of Certificate........................................    10
Financial Statements...............................................    11

                         GENERAL INFORMATION AND HISTORY

         The Manufacturers Life Insurance Company of North America Separate Account A (the "Variable Account") is a separate investment account of The Manufacturers Life Insurance Company of North America (the "Company"), a stock life insurance company organized under the laws of Delaware in 1979. The ultimate parent of the Company is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, the Company was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 NAL and Manulife merged with the combined company retaining the Manulife name.

                                PERFORMANCE DATA

         Each of the sub-accounts may in its advertising and sales materials quote total return figures. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Non-standardized total return figures may be quoted assuming both (i) redemption at the end of the time period and
(ii) not assuming redemption at the end of the time period. Standardized figures include total return figures from: (i) the inception date of the sub-account of the Variable Account which invests in the portfolio or (ii) ten years, whichever period is shorter. Non-standardized figures include total return numbers from:
(i) inception date of the portfolio or (ii) ten years, whichever period is shorter. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and, where less than ten years, the inception date of the sub-account, in the case of standardized returns, and the inception date of the portfolio, in the case of non-standardized returns. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated.

         In calculating standardized return figures, all recurring charges (all asset charges (mortality and expense risk fees and administration fees)) are reflected, and the asset charges are reflected in changes in unit values. Standardized total return figures will be quoted assuming redemption at the end of the period. Non-standardized total return figures reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns. Non-standardized total return figures not reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns except that the calculations assume no redemption at the end of the period and do not reflect deduction of the annual contract fee. The Company believes such non-standardized not reflecting redemptions at the end of the time period are useful to owners who wish to assess the performance of an ongoing contract of the size that is meaningful to the individual owner.

         For total return figures quoted for periods prior to the commencement of the offering of this contract, August 9, 1994, standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts offered by the Company; adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc. into the Trust, the inception date of the applicable predecessor Manulife Series Fund, Inc. portfolio), adjusted to reflect current contract charges.

                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
                       CALCULATED AS OF DECEMBER 31, 1997

========================================================================================
TRUST PORTFOLIO                       1 YEAR     5 YEARS   SINCE INCEPTION     INCEPTION
                                                             OR 10 YEARS,        DATE*
                                                            WHICHEVER IS
                                                              SHORTER
----------------------------------------------------------------------------------------
Pacific Rim Emerging Markets            N/A        N/A        -37.94%          01/01/97
----------------------------------------------------------------------------------------
Science & Technology                    N/A        N/A          3.17%          01/01/97
----------------------------------------------------------------------------------------
International Small Cap               -6.04%       N/A          0.72%          03/04/96
----------------------------------------------------------------------------------------
Emerging Growth                         N/A        N/A         10.53%          01/01/97
----------------------------------------------------------------------------------------
Pilgrim Baxter Growth                   N/A        N/A         -6.76%          01/01/97
----------------------------------------------------------------------------------------
Small/Mid Cap                          7.59%       N/A          7.45%          03/04/96
----------------------------------------------------------------------------------------
International Stock                     N/A        N/A         -4.31%          01/01/97
----------------------------------------------------------------------------------------
Worldwide Growth                        N/A        N/A          5.66%          01/01/97
----------------------------------------------------------------------------------------
Global Equity                         13.06%     12.51%         8.18%          03/18/88
----------------------------------------------------------------------------------------
Small Company Value                     N/A        N/A         -9.98%          10/01/97
----------------------------------------------------------------------------------------
Equity                                11.53%     16.67%        13.50%+         06/18/85
----------------------------------------------------------------------------------------
Growth                                17.55%       N/A         19.40%          07/15/96
----------------------------------------------------------------------------------------
Quantitative Equity                     N/A        N/A         22.79%          01/01/97
----------------------------------------------------------------------------------------
Blue Chip Growth                      19.11%     10.96%        10.78%          12/11/92
----------------------------------------------------------------------------------------
Real Estate Securities                  N/A        N/A         13.53%          01/01/97
----------------------------------------------------------------------------------------
Value                                   N/A        N/A         14.39%          01/01/97
----------------------------------------------------------------------------------------
International Growth and Income       -6.84%       N/A          3.33%          01/09/95
----------------------------------------------------------------------------------------
Growth and Income                     24.92%     16.77%        15.44%          04/23/91
----------------------------------------------------------------------------------------
Equity-Income                         21.84%       N/A         15.35%          02/19/93
----------------------------------------------------------------------------------------
Balanced                                N/A        N/A         10.82%          01/01/97
----------------------------------------------------------------------------------------
Aggressive Asset Allocation           11.38%     10.44%         8.51%          08/03/89
----------------------------------------------------------------------------------------
High Yield                              N/A        N/A          5.06%          01/01/97
----------------------------------------------------------------------------------------
Moderate Asset Allocation              8.20%      8.57%         7.51%          08/03/89
----------------------------------------------------------------------------------------
Conservative Asset Allocation          3.84%      6.36%         6.21%          08/03/89
----------------------------------------------------------------------------------------
Strategic Bond                         3.41%       N/A          7.26%          02/19/93
----------------------------------------------------------------------------------------
Global Government Bond                -4.03%      7.79%         7.31%          03/18/88
----------------------------------------------------------------------------------------
Capital Growth Bond                     N/A        N/A          1.88%          01/01/97
----------------------------------------------------------------------------------------

========================================================================================
TRUST PORTFOLIO                       1 YEAR     5 YEARS   SINCE INCEPTION     INCEPTION
                                                             OR 10 YEARS,        DATE*
                                                            WHICHEVER IS
                                                              SHORTER
----------------------------------------------------------------------------------------
Investment Quality Bond                2.27%      4.93%         5.42%+         06/18/85
----------------------------------------------------------------------------------------
U.S. Government Securities             1.09%      4.41%         5.82%          03/18/88
----------------------------------------------------------------------------------------
Money Market                          -1.99%      2.23%         3.93%+         06/18/85
----------------------------------------------------------------------------------------
Lifestyle Aggressive 1000               N/A        N/A          3.36%          01/07/97
----------------------------------------------------------------------------------------
Lifestyle Growth 820                    N/A        N/A          6.22%          01/07/97
----------------------------------------------------------------------------------------
Lifestyle Balanced 640                  N/A        N/A          6.49%          01/07/97
----------------------------------------------------------------------------------------
Lifestyle Moderate 460                  N/A        N/A          6.09%          01/07/97
----------------------------------------------------------------------------------------
Lifestyle Conservative 280              N/A        N/A          4.56%          01/07/97
========================================================================================



* Inception date of the sub-account of the Variable Account which invests in the portfolio.

+ 10 year average annual return.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
               (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1997

=================================================================================================
TRUST PORTFOLIO                         1 YEAR          5 YEARS    SINCE INCEPTION      INCEPTION
                                                                     OR 10 YEARS,          DATE*
                                                                    WHICHEVER IS
                                                                       SHORTER
-------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*           -38.04%            N/A         -10.58%           10/04/94
-------------------------------------------------------------------------------------------------
Science & Technology                       N/A             N/A           3.17%           01/01/97
-------------------------------------------------------------------------------------------------
International Small Cap                  -6.04%            N/A           0.72%           03/04/96
-------------------------------------------------------------------------------------------------
Emerging Growth                            N/A             N/A          10.53%           01/01/97
-------------------------------------------------------------------------------------------------
Pilgrim Baxter Growth                      N/A             N/A          -6.76%           01/01/97
-------------------------------------------------------------------------------------------------
Small/Mid Cap                             7.59%            N/A           7.45%           03/04/96
-------------------------------------------------------------------------------------------------
International Stock                        N/A             N/A          -4.31%           01/01/97
-------------------------------------------------------------------------------------------------
Worldwide Growth                           N/A             N/A           5.66%           01/01/97
-------------------------------------------------------------------------------------------------
Global Equity                            13.06%          12.51%          8.18%           03/18/88
-------------------------------------------------------------------------------------------------
Small Company Value                        N/A             N/A          -9.98%           10/01/97
-------------------------------------------------------------------------------------------------
Equity                                   11.53%          16.67%         13.50%+          06/18/85
-------------------------------------------------------------------------------------------------
Growth                                   17.55%            N/A          19.40%           07/15/96
-------------------------------------------------------------------------------------------------
Quantitative Equity*                     21.97%          14.40%         13.48%+          04/30/87
-------------------------------------------------------------------------------------------------
Blue Chip Growth                         19.11%          10.96%         10.78%           12/11/92
-------------------------------------------------------------------------------------------------
Real Estate Securities*                  10.70%          14.83%         14.22%+          04/30/87
-------------------------------------------------------------------------------------------------
Value                                      N/A             N/A          14.39%           01/01/97
-------------------------------------------------------------------------------------------------
International Growth and Income          -6.84%            N/A           3.33%           01/09/95
-------------------------------------------------------------------------------------------------
Growth and Income                        24.92%          16.77%         15.44%           04/23/91
-------------------------------------------------------------------------------------------------
Equity-Income                            21.84%            N/A          15.35%           02/19/93
-------------------------------------------------------------------------------------------------
Balanced                                   N/A             N/A          10.82%           01/01/97
-------------------------------------------------------------------------------------------------
Aggressive Asset Allocation              11.38%          10.44%          8.51%           08/03/89
-------------------------------------------------------------------------------------------------
High Yield                                 N/A             N/A           5.06%           01/01/97
-------------------------------------------------------------------------------------------------
Moderate Asset Allocation                 8.20%           8.57%          7.51%           08/03/89
-------------------------------------------------------------------------------------------------
Conservative Asset Allocation             3.84%           6.36%          6.21%           08/03/89
-------------------------------------------------------------------------------------------------
Strategic Bond                            3.41%            N/A           7.26%           02/19/93
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
TRUST PORTFOLIO                      1 YEAR        5 YEARS    SINCE INCEPTION     INCEPTION
                                                                OR 10 YEARS,         DATE*
                                                               WHICHEVER IS
                                                                  SHORTER
-------------------------------------------------------------------------------------------
Global Government Bond               -4.03%         7.79%          7.31%           03/18/88
-------------------------------------------------------------------------------------------
Capital Growth Bond*                  1.31%         4.99%          6.97%+          06/26/84
-------------------------------------------------------------------------------------------
Investment Quality Bond               2.27%         4.93%          5.42%+          06/18/85
-------------------------------------------------------------------------------------------
U.S. Government Securities            1.09%         4.41%          5.82%           03/18/88
-------------------------------------------------------------------------------------------
Money Market                         -1.99%         2.23%          3.93%+          06/18/85
-------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000              N/A           N/A           3.36%           01/07/97
-------------------------------------------------------------------------------------------
Lifestyle Growth 820                   N/A           N/A           6.22%           01/07/97
-------------------------------------------------------------------------------------------
Lifestyle Balanced 640                 N/A           N/A           6.49%           01/07/97
-------------------------------------------------------------------------------------------
Lifestyle Moderate 460                 N/A           N/A           6.09%           01/07/97
-------------------------------------------------------------------------------------------
Lifestyle Conservative 280             N/A           N/A           4.56%           01/07/97
===========================================================================================


+ 10 year average annual return.

* Performance for each of these sub-accounts is based on the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
             (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1997

=================================================================================================
TRUST PORTFOLIO                         1 YEAR          5 YEARS    SINCE INCEPTION      INCEPTION
                                                                     OR 10 YEARS,          DATE*
                                                                    WHICHEVER IS
                                                                       SHORTER
-------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*           -35.04%            N/A          -9.28%           10/04/94
-------------------------------------------------------------------------------------------------
Science & Technology                       N/A             N/A           9.18%           01/01/97
-------------------------------------------------------------------------------------------------
International Small Cap                  -0.62%            N/A           3.92%           03/04/96
-------------------------------------------------------------------------------------------------
Emerging Growth                            N/A             N/A          16.59%           01/01/97
-------------------------------------------------------------------------------------------------
Pilgrim Baxter Growth                      N/A             N/A          -1.38%           01/01/97
-------------------------------------------------------------------------------------------------
Small/Mid Cap                            13.66%            N/A          10.58%           03/04/96
-------------------------------------------------------------------------------------------------
International Stock                        N/A             N/A           1.22%           01/01/97
-------------------------------------------------------------------------------------------------
Worldwide Growth                           N/A             N/A          11.73%           01/01/97
-------------------------------------------------------------------------------------------------
Global Equity                            19.12%          13.05%          8.23%           03/18/88
-------------------------------------------------------------------------------------------------
Small Company Value                        N/A             N/A          -4.81%           01/01/97
-------------------------------------------------------------------------------------------------
Equity                                   17.59%          17.15%         13.54%+          06/18/85
-------------------------------------------------------------------------------------------------
Growth                                   23.61%            N/A          23.23%           07/15/96
-------------------------------------------------------------------------------------------------
Quantitative Equity*                     28.03%          14.92%         13.52%+          04/30/87
-------------------------------------------------------------------------------------------------
Blue Chip Growth                         25.17%          11.54%         11.23%           12/11/92
-------------------------------------------------------------------------------------------------
Real Estate Securities*                  16.76%          15.34%         14.27%+          04/30/87
-------------------------------------------------------------------------------------------------
Value                                      N/A             N/A          20.46%           01/01/97
-------------------------------------------------------------------------------------------------
International Growth and Income          -1.47%            N/A           4.94%           01/09/95
-------------------------------------------------------------------------------------------------
Growth and Income                        30.99%          17.25%         15.62%           04/23/91
-------------------------------------------------------------------------------------------------
Equity-Income                            27.90%            N/A          15.87%           02/19/93
-------------------------------------------------------------------------------------------------
Balanced                                   N/A             N/A          16.88%           01/01/97
-------------------------------------------------------------------------------------------------
Aggressive Asset Allocation              17.44%          11.03%          8.57%           08/03/89
-------------------------------------------------------------------------------------------------
High Yield                                 N/A             N/A          11.12%           01/01/97
-------------------------------------------------------------------------------------------------
Moderate Asset Allocation                14.26%           9.20%          7.56%           08/03/89
-------------------------------------------------------------------------------------------------
Conservative Asset Allocation             9.89%           7.04%          6.26%           08/03/89
-------------------------------------------------------------------------------------------------
Strategic Bond                            9.44%            N/A           7.94%           02/19/93
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
TRUST PORTFOLIO                    1 YEAR        5 YEARS      SINCE INCEPTION      INCEPTION
                                                                OR 10 YEARS,         DATE*
                                                                WHICHEVER IS
                                                                  SHORTER
--------------------------------------------------------------------------------------------
Global Government Bond              1.52%          8.43%           7.36%           03/18/88
--------------------------------------------------------------------------------------------
Capital Growth Bond*                7.20%          5.70%           7.02%+          06/26/84
--------------------------------------------------------------------------------------------
Investment Quality Bond             8.23%          5.64%           5.47%+          06/18/85
--------------------------------------------------------------------------------------------
U.S. Government Securities          6.97%          5.14%           5.87%           03/18/88
--------------------------------------------------------------------------------------------
Money Market                        3.69%          3.02%           3.98%+          06/18/85
--------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000            N/A            N/A            9.38%           01/07/97
--------------------------------------------------------------------------------------------
Lifestyle Growth 820                 N/A            N/A           12.29%           01/07/97
--------------------------------------------------------------------------------------------
Lifestyle Balanced 640               N/A            N/A           12.55%           01/07/97
--------------------------------------------------------------------------------------------
Lifestyle Moderate 460               N/A            N/A           12.16%           01/07/97
--------------------------------------------------------------------------------------------
Lifestyle Conservative 280           N/A            N/A           10.62%           01/07/97
============================================================================================


+ 10 year average annual return.

* Performance for each of these sub-accounts is based on the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

                                    * * * * *

         In addition to the non-standardized returns quoted above, each of the sub-accounts may from time to time quote aggregate non-standardized total returns calculated in the same manner as set forth above for other time periods. From time to time the Trust may include in its advertising and sales literature general discussions of economic theories, including but not limited to, discussions on how demographic and political trends can affect the financial markets. Further, the Trust may also include in its advertising and sales literature specific information on each of the Trust's subadvisers, including but not limited to, research capabilities of a subadviser, assets under management, information relating to other clients of a subadviser, and other generalized information.

                                    SERVICES

INDEPENDENT AUDITORS

         The financial statements of the Company and the Variable Account at December 31, 1997 and 1996 and for the years then ended appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

         The consolidated statements of income, changes in shareholder's equity and cash flows of the Company for the year ended December 31, 1995, appearing in this Statement of Additional Information have been included elsewhere herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

         The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SERVICING AGENT

         Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to the Company a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including: daily updates on accumulation unit values, variable annuity participants and transactions, agent production and commissions; semimonthly commission statements; monthly summaries of agent production and daily transaction reports; semiannual statements for contract owners; and annual contract owner tax reports. CSC FSG receives approximately $7.80 per policy per year, plus certain other fees paid by the Company for the services provided.

PRINCIPAL UNDERWRITER

         Manufacturers Securities Services, LLC ("MSS"), a Delaware limited liability company controlled by the Company, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amount of underwriting commissions paid to MSS in 1997, 1996 and 1995 were $105,479,741, $83,031,288 and $68,782,161, respectively. MSS did not retain any of these amounts during such periods.

                           CANCELLATION OF CERTIFICATE

         The Company may, at its option, cancel a certificate and an owner's participation under a contract at the end of any two consecutive certificate years in which no purchase payments by or on behalf of the owner have been made, if both (i) the total purchase payments made for the certificate, less any withdrawals, are less than $2,000; and (ii) the contract value for the owner at the end of such two year period is less than $2,000. The Company, as a matter of administrative practice, will attempt to notify a certificate owner prior to such cancellation in order to allow the certificate owner to make the necessary purchase payment to keep the certificate in force. The cancellation of certificate provisions may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.